UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CITIZENS COMMUNITY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
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CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701

Notice of Annual Meeting of Stockholders
to be held on June 16, 2026

The Annual Meeting of Stockholders of Citizens Community Bancorp, Inc., a Maryland corporation (the “Company” or “Citizens”), will be held at the Holiday Inn Eau Claire South located at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, June 16, 2026, at 4:00 p.m. local time, for the following purposes:

1.	To elect Michael Conner, Francis Felber and Nicholas Amundsen to serve on our Board of Directors (the "Board of Directors" or "Board"), each for a three-year term.
2.	To approve the 2026 Omnibus Incentive Plan.
3.	To approve a non-binding advisory proposal on executive compensation.
4.	To approve the ratification of the appointment of Crowe LLP as Citizens’ independent registered public accounting firm for the fiscal year ending December 31, 2026.
Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on April 10, 2026, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.
Whether or not you plan to attend the meeting in person, you are requested to either submit your proxy via the Internet voting portal or complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your vote is important to ensure that a majority of our stock is represented. The prompt return of proxy cards will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. If you send in your proxy card, you may still decide to attend the annual meeting and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement. Stockholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the annual meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.

If you have any questions or require assistance with voting your proxy card, please contact our proxy solicitor Regan & Associates at 800-737-3426.

By order of the Board of Directors
Stephen M. Bianchi, President and Chief Executive Officer, Chairman of the Board
Eau Claire, Wisconsin
April 29, 2026

CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Proxy Statement for the 2026 Annual Meeting of Stockholders
to be Held on June 16, 2026
Important Notice Regarding the Availability of Proxy Materials for the
2026 Annual Meeting of Stockholders to be Held on June 16, 2026:
The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report are Available on the Internet at: https://www.cstproxy.com/ccf/2026

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Citizens Community Bancorp, Inc. (the “Company” or “Citizens”) of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) of Citizens for the purposes set forth in the accompanying Notice of Annual Meeting to be held at the Holiday Inn Eau Claire South located at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, June 16, 2026, at 4:00 p.m. local time, and any adjournment or postponement thereof. Only stockholders of record at the close of business on April 10, 2026, will be entitled to notice of and to vote at the Annual Meeting. As used in this Proxy Statement, the term “Bank” means our wholly owned subsidiary, Citizens Community Federal N.A.

Our principal executive offices are located at 2174 EastRidge Center, Eau Claire, Wisconsin 54701. It is expected that this Proxy Statement and the form of Proxy will be mailed to stockholders on or about April 29, 2026.
GENERAL INFORMATION
Proxies and Voting Procedures
Stockholders can vote by proxy over the Internet or by mail by following the instructions on the proxy card accompanying this Proxy Statement or, if shares are held in “street name,” by completing a voting instruction form provided by your broker.

The shares represented by each validly executed proxy received by Citizens or its authorized agents in time will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are specified in a signed proxy returned to Citizens, the shares represented thereby will be voted FOR the election of the directors listed in the enclosed proxy card, FOR the approval of the 2026 Omnibus Incentive Plan, FOR the approval of the non-binding advisory proposal on executive compensation, and FOR the ratification of Crowe LLP as Citizens’ independent registered public accounting firm for the fiscal year ending December 31, 2026. If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this Proxy Statement, we do not know of any other matters that are to be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment.

Stockholders may revoke a proxy at any time before it is voted by giving us written notice or by a later executed proxy submitted via the Internet voting portal or by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by Citizens. Solicitation will be made primarily by use of the mail; however, some solicitation may be made by telephone, by facsimile, by email, or in person. We have retained Regan and Associates to assist us with the solicitation of proxies for the Annual Meeting for a fee of approximately $16,000 plus a reasonable amount to cover the expenses of such solicitation firm.
Stockholders Entitled to Vote
The Common Stock is the only class of voting security of the Company. Only stockholders of record at the close of business on April 10, 2026 (the record date) will be entitled to notice of and to vote at the Annual Meeting. On the record date, we had outstanding 9,628,612 shares of our Common Stock, entitled to one vote per share.
Quorum; Required Vote
Stockholders holding a majority of the shares of Common Stock entitled to vote at the Annual Meeting, either present in person or by proxy, shall constitute a quorum with respect to the meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting by stockholders present in person or by proxy, meaning that the three individuals receiving the largest number of votes will be elected as directors. The approval of the 2026 Omnibus Incentive Plan, the non-binding advisory proposal on executive compensation and the ratification of the appointment of the independent registered public accounting firm each require the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present in person or by proxy. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count as present for purposes of determining quorum, but will not be counted as votes cast in favor of such proposal. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.

Certain shares of our issued and outstanding Common Stock are held by participants in our 401(k) Profit Sharing Plan (the “401(k) Plan”). If you hold shares of our Common Stock in the 401(k) Plan, the trustee for the 401(k) Plan will vote the shares you hold through the plan as you direct. We will provide plan participants who hold Common Stock through the 401(k) plan with forms on which participants may communicate their voting instructions. In the event that a 401(k) Plan participant fails to give timely voting instructions to the trustee of the 401(k) Plan with respect to the voting of shares of our Common Stock at the Annual Meeting that are allocated to the participant in the 401(k) Plan, then the trustee shall vote such shares in such manner as directed by the Plan Administrator.

PROPOSAL 1:
ELECTION OF DIRECTORS
It is intended that shares represented by proxies in the enclosed form will be voted FOR the election of Michael Conner, Francis Felber and Nicholas Amundsen to serve as directors for a three-year term. Our Board of Directors is divided into three classes, with the term of office of each class ending in successive years. Accordingly, three directors are to be elected at the Annual Meeting to serve as Class II directors for a term of three years expiring at our annual meeting of stockholders in 2029. The continuing directors, the Class III and Class I directors, will serve until the annual meetings of stockholders in 2027 and 2028, respectively, and until their successors are duly elected and qualified.

As indicated below, the persons nominated by our Board of Directors are incumbent directors with the exception of Mr. Amundsen who has served on the Board of Directors of the Bank since 2022. We anticipate that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by our Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). As noted above, our directors are elected by a plurality of the votes cast by holders of the Common Stock, which means the individuals who receive the largest number of votes cast by holders of the Common Stock entitled to vote in the election of directors are elected as directors up to the maximum number of directors (three in the case of the Annual Meeting) to be chosen at the Annual Meeting.
Information with Respect to Nominees and Continuing Directors
Below is information as of the date of this Proxy Statement about each nominee for election to our Board of Directors at the Annual Meeting and each director whose term continues after the Annual Meeting. The information presented includes information each nominee or continuing director has given Citizens about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The information presented also includes a description for each director of the specific experience, qualifications, attributes, and skills that led to the conclusion that he or she should serve as a director. Our Governance and Nomination Committee regularly evaluates the mix of experience, qualifications, attributes, and skills of the Company’s directors using a matrix of areas that the Committee considers important for Citizens’ business. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Governance and Nomination Committee to the conclusion that the nominee should serve or continue to serve as a director, the Governance and Nomination Committee also considered the qualifications and criteria described below under “Corporate Governance Matters - Director Nominations” with the objective of creating a complementary mix of directors.

Board of Directors Recommendation
The Board of Directors recommends a vote FOR the election of Michael Conner, Francis Felber and Nicholas Amundsen to serve as directors of Citizens for a three-year term.

Name, Principal Occupation for Past Five Years and Directorships	Age	Director Since (1)
Nominees for election at the Annual Meeting: Class II Directors
MICHAEL CONNER	67	2018 (1)
Mr. Conner was elected to our Board in June 2023. He has also served on the Board of Directors of the Bank since November 2018 and continues to do so. He is currently a Director and the President of the board of directors of PESI, Inc., a non-profit continuing education provider, and President of TBG Holdings, LLC, a commercial real estate company. Mr. Conner holds undergraduate and graduate degrees in business from the University of Wisconsin – Eau Claire. His business career spans 40 years and includes marketing/continuing education, retail, and insurance. He also plays active roles in the business programs at the University of Wisconsin – Eau Claire and the Chippewa Valley Technical College. Mr. Conner is a member of the Risk Oversight Committee of the Board of Directors of the Bank. Mr. Conner brings to the Board of Directors professional experience in business management, product development, marketing, and executive leadership, experience with previous directorships, financial experience, experience with cybersecurity, sustainability, compensation and artificial intelligence, compliance, disaster recovery, as well as his knowledge of the Bank, all of which led to the conclusion he should serve as a director of Citizens.
FRANCIS FELBER	73	2017
Mr. Felber has served as a member of our Board since September 2017. He has also served on the Board of Directors of the Bank since September 2017, and continues to do so. Mr. Felber brings over 40 years of experience in the agricultural industry to the Board. His career includes time at the Minneapolis Grain Exchange as a grain merchant and merchandised grain on the Chicago Board of Trade. In 1975, Mr. Felber joined his family’s feed and grain country elevator in southern Minnesota and worked there until it was sold in 1982. He remained in the grain, feed, and agronomy business until he joined Jerome Foods, Inc. (Jennie-O Turkey Store, Inc.) in 1990 to manage the Feed Ingredient Purchasing Department. In 2007, Mr. Felber founded Ag Risk Managers Insurance Agency LLC, which specializes in the risk management of crops and livestock. Mr. Felber is a member of the Governance and Nomination Committee of our Board. Mr. Felber brings to the Board substantial experience in the agricultural industry, extensive leadership experience, accounting and financial experience, all of which led to the conclusion that he should serve as a director of Citizens.
NICHOLAS AMUNDSEN	41	2022 (1)
Mr. Amundsen is first standing for election to our Board at the Annual Meeting. He has served on the Board of Directors of the Bank and the Risk Oversight of the Board of Directors of the Bank since January 2022 and continues to do so. He has served as Chief Executive Officer of Insuraviews, a Milwaukee-based software company that provides an AI-powered platform designed specifically for insurance carriers, since April 2025. Mr. Amundsen was employed as Head of Product by Keeper Security, Inc.. a cybersecurity company providing privileged access management solutions, from January 2024 to May 2024. Prior to that, Mr. Amundsen spent 17 years at Jamf Software, LLC, joining in 2007 as the company’s fifth employee. From 2021 to 2024, he served as Senior Vice President of Strategy, where he played a critical role in shaping the company’s product vision and global expansion as it grew into a leader in Apple Enterprise Management. If elected as a director of Citizens, it is expected that Mr. Amundsen will become a member of the Compensation Committee of our Board. Mr. Amundsen is an alumnus of the University of Wisconsin - Eau Claire. As a seasoned technology executive and entrepreneur with a focus on strategic growth and digital innovation, Mr. Amundsen brings to the Board extensive experience in technology leadership, product development, and scaling high-growth organizations, all of which led to the conclusion he should serve as a director of Citizens.

Name, Principal Occupation for Past Five Years and Directorships	Age	Director Since (1)
Incumbent Directors: Class III Directors - Terms Expiring 2027
KRISTINA M. BOURGET	61	2018
Ms. Bourget has served as a member of our Board since March 2018. She has also served on the Board of Directors of the Bank since March 2018, and continues to do so. Ms. Bourget has practiced law for over 25 years in Eau Claire, Wisconsin. From 2015 through 2020, Ms. Bourget served, including as Vice President and General Counsel, at Wisconsin Independent Network (WIN). From 2013 to 2015, Ms. Bourget served as circuit court judge in Eau Claire County, Wisconsin. From 2010 until she was appointed to the bench, she was a stockholder at Bourget Law where she focused on trademark and business matters. From 1998 to 2009, Ms. Bourget served as corporate counsel at Xcel Energy where she was responsible for a wide variety of legal issues. From 1991 to 1997, Ms. Bourget practiced law with Kelly & Ryberg. Ms. Bourget graduated from the University of Wisconsin Law School (cum laude and Order of the Coif) and holds a BBA in Finance and a minor in Accounting from the University of Wisconsin-Eau Claire. Ms. Bourget is the chair of the Compensation Committee of our Board and is a member of the Audit Committee of our Board. Ms. Bourget brings to the Board professional experience related to corporate law, leadership experience, and a financial background, all of which lead to the conclusion she should serve as a director of Citizens.
TIMOTHY L OLSON	66	2018
Mr. Olson has served as a member of our Board since March 2018. He has also served on the Board of Directors of the Bank since March 2018, and continues to do so. Mr. Olson is Developer/Co-owner of Arrowhead Properties, LLC and former Vice President of Finance/Co-owner of Royal Construction, Inc., a commercial general contractor/construction management firm in Eau Claire, from 1999 until 2015. Mr. Olson earned his BA and MBA from UW-Eau Claire and has been licensed as a CPA in Wisconsin since 1983. Over the past 24 years, Mr. Olson has been involved in the development and financial management and ownership of a multitude of commercial and multi-family real estate properties in northwest Wisconsin. He also has served as Board Chair for the Eau Claire Chamber of Commerce. Mr. Olson is the Audit Committee Chair and a member of the Governance and Nomination Committee. The Board benefits from Mr. Olson’s leadership and business acumen in the Eau Claire community, his accounting and financial experience, and his qualification as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”).

Name, Principal Occupation for Past Five Years and Directorships	Age	Director Since (1)
Incumbent Directors: Class I Directors - Terms Expiring 2028
STEPHEN M. BIANCHI	62	2017
Mr. Bianchi has served as a member of our Board since May 2017 and was appointed as Chairman of the Board in October 2018. Mr. Bianchi has served as President and Chief Executive Officer of the Company and President and Chief Executive Officer of Citizens Community Federal N.A. since June 2016. He has also served on the Board of Directors of the Bank since June 2016, and continues to do so. Mr. Bianchi currently serves on the board of directors of Bankers’ Bank, which is a position he has held since April 2023. He also served as President and Chief Executive Officer of HF Financial Corp. and Home Federal Bank, both based in Sioux Falls, South Dakota from October 2011 through May 2016. Mr. Bianchi was a member of the board of directors of Home Federal Bank. Mr. Bianchi also served in several senior management positions at Wells Fargo Bank and Associated Bank prior to his employment with HF Financial Corp. and Home Federal Bank. Mr. Bianchi holds an MBA from Providence College and a B.S. in Finance from Providence College and has 36 years of banking experience. Among other qualifications, Mr. Bianchi brings to the Board extensive executive leadership.
JAMES D. MOLL	75	2017
Mr. Moll has served as a member of our Board since January 2018. He has also served on the Board of Directors of the Bank since January 2018, and continues to do so. Mr. Moll served as the Chief Financial Officer of Wells Financial Corp. (Wells) and its subsidiary, Wells Federal Bank from 1995 to 2016 and served as the Chief Executive Officer and President of Wells from 2015 until August of 2017 when the sale of Wells to the Company was completed. Mr. Moll also served on the Board of Directors of Wells from 2013 until the completion of the sale of Wells to Citizens in 2017. Mr. Moll holds a B.A. in Economics from St. John’s University, Collegeville, MN and a B.S. in Accounting from Minnesota State University, Mankato, MN. Mr. Moll is a member of the Compensation Committee of our Board and a member of the Asset Liability Committee of the Board of Directors of the Bank. Mr. Moll brings substantial experience in the banking industry, extensive leadership experience, previous directorships, and past employment with companies in the same industry as the Company, accounting, financial, compensation, and risk assessment experience, all of which led to the conclusion that he should serve as a director of Citizens.
KATHLEEN S. SKARVAN	69	2018 (1)
Ms. Skarvan was elected to our Board in June 2022. She has also served on the Board of Directors of the Bank since November 2018, and continues to do so. She is retired from Electromed, Inc., where she served as Chief Executive Officer since 2012, and Chief Executive Officer and President from 2015 until her retirement in July 2023. She also became a director of Electromed, Inc. in 2013, and Chair in July 2023. Ms. Skarvan served as Vice President of Operations at OEM Fabricators, Inc. from November 2011 until October 2012. Prior to her position with OEM Fabricators, Inc., she served in various roles at Hutchinson Technology Incorporated, most recently as the President of the Disk Drive Components Division from April 2007 until March 2011. As President of the Disk Drive Components Division, she managed a public company division with annual revenues in excess of $300 million. She also served as a Senior Vice President of Hutchinson Technology Incorporated from December 2010 to March 2011, and as Vice President of Sales & Marketing of the Disk Drive Components Division from October 2003 until April 2007. Ms. Skarvan served on the Board of Trustees of the St. Cloud State University Foundation from June 2015 to June 2021. She was elected to the board of Clearfield, Inc. in December 2025. She received her bachelor’s degree from St. Cloud State University. Ms. Skarvan is a member of the Audit Committee and the Risk Oversight Committee Chair of the Board of Directors of the Bank. Ms. Skarvan brings to the Board professional experience in business operations and executive leadership roles, compensation experience, risk assessment skills, as well as her knowledge of the Bank, all of which led to the conclusion that she should serve as a director of Citizens.
(1)Includes service on the Board of Directors of the Bank.

DIRECTOR COMPENSATION
General Information
Non-employee directors received cash compensation retainers for their service on our Board of Directors. The annual retainer is paid in the form of cash. For fiscal 2025, the annual retainer awards for a twelve-month period are in the amount of $34,500 for the Lead Director and $22,500 for each other non-employee director. Each non-employee director also received cash compensation of $1,050 for each scheduled board meeting. In addition, the chair of each committee received $1,200 for each scheduled committee meeting and each committee member other than the chair received $550 for each scheduled committee meeting, with the exception of the Audit Committee meetings. The chair of the Audit Committee received $1,400 for each scheduled Audit Committee meeting and each Audit Committee member other than the chair received $600 for each scheduled Audit Committee meeting. Mr. Bianchi, President and Chief Executive Officer of the Company and Bank, is not paid for his services as Chairman of the Board.

If the stockholders approve the 2026 Omnibus Incentive Plan, which is the subject of Proposal No. 2 set forth in this Proxy Statement, we anticipate that our Compensation Committee will use the shares of common stock available for issuance thereunder to compensate, or partially compensate, our non-employee directors, commencing in January 2027.
Director Compensation
The following table summarizes the director compensation for all of our non-employee directors for fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Kristina M. Bourget	$42,300	$—	$—	$42,300
Michael Conner	$45,550	$—	$—	$45,550
Francis E. Felber	$55,300	$—	$—	$55,300
James D. Moll	$47,750	$—	$—	$47,750
Timothy L. Olson	$51,150	$—	$—	$51,150
Kathleen S. Skarvan	$42,300	$—	$—	$42,300
Michael L. Swenson (1)	$54,100	$—	$—	$54,100
(1) Mr. Swenson is not standing for re-election at the Annual Meeting.

DIRECTORS’ MEETINGS AND COMMITTEES
Directors and Director Attendance
Our Board of Directors held 13 meetings during fiscal 2025, and during fiscal 2025 all of our directors attended 100% of the meetings of our Board of Directors and the committees thereof on which they served.

Executive sessions or meetings of only the non-employee directors without management present are included on the agenda for each regularly scheduled Board of Directors meeting for a general discussion of relevant subjects. The committees of our Board of Directors consist of the Audit Committee, the Compensation Committee, and the Governance and Nomination Committee. In addition, certain of the Company’s directors serve on committees of the Board of Directors of the Bank, including the Risk Oversight Committee. The chart below identifies our directors who, as of the date of this Proxy Statement, serve on the Company’s Audit Committee, Compensation Committee, and Governance and Nomination Committee and on the Bank’s Risk Oversight Committee, along with the number of meetings held by each such committee during fiscal 2025:

	Audit	Compensation	Governance & Nomination	Risk Oversight
Number of Meetings:
FY 2025	4	4	4	4
Name of Director:
Stephen M. Bianchi
Kristina M. Bourget	X	X*
Michael Conner				X
Francis E. Felber			X
James D. Moll		X
Timothy L. Olson	X*		X
Kathleen S. Skarvan	X			X*
Michael L. Swenson (1)		X	X*
X = committee member; * = committee chair
(1) Mr. Swenson is not standing for re-election at the Annual Meeting.
Audit Committee
The Audit Committee is responsible for assisting our Board of Directors with oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) our independent registered public accounting firm’s qualifications and independence; (4) the performance of our internal accounting function and independent registered public accounting firm; and (5) preparing the Audit Committee Report required to be included in this Proxy Statement. Our Audit Committee has the direct authority and responsibility to appoint, compensate, oversee, and where appropriate, replace or retain our independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Exchange Act.

Each member of our Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. Our Board of Directors has determined that at least one of the members of our Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the SEC. Our Board of Directors has determined that Mr. Olson qualifies as an “audit committee financial expert” based on his work experience and duties as a vice president of finance and co-owner of businesses and his education and qualification as a certified public accountant.

The members of our Audit Committee are Ms. Bourget, Ms. Skarvan, and Mr. Olson. Based on the review described below under “Corporate Governance Matters - Director Independence,” our Board of Directors has determined that each member of the Audit Committee is an independent director and a non-employee director under the applicable standards and rules of NASDAQ and the SEC, respectively.

Compensation Committee
The Compensation Committee, in addition to such other duties as may be specified by our Board of Directors, (1) determines the compensation levels of our Chief Executive Officer and other executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to Citizens-wide incentive compensation plans and equity-based plans; and (3) reviews and makes recommendations to our Board of Directors with respect to the compensation of our non-employee directors. The Compensation Committee also administers our equity incentive plans.

Many key compensation decisions are made during the first quarter of the fiscal year as the Compensation Committee meets to: (1) review performance for the prior year under our cash bonus plan for executive officers and senior managers, (2) determine compensatory awards, and (3) set compensation targets and objectives for the coming year. However, our Compensation Committee also views compensation as an ongoing process and may convene special meetings in addition to its regularly scheduled meetings throughout the year for purposes of evaluation, planning and appropriate action.

The members of our Compensation Committee are Ms. Bourget and Messrs. Moll and Swenson. If elected as a director of Citizens, it is expected that Mr. Amundsen will become a member of the Compensation Committee. Based on the review described below under “Corporate Governance Matters - Director Independence,” our Board of Directors has determined that each member of the Compensation Committee is an independent director, a non-employee director and an outside director under the applicable standards and rules of NASDAQ, the SEC, and the Internal Revenue Service (the "IRS"), respectively.
Governance and Nomination Committee
The Governance and Nomination Committee is responsible for assisting our Board of Directors by: (1) identifying individuals qualified to become members of our Board of Directors and its committees; (2) recommending to our Board of Directors nominees for election to the Board at the annual meeting of stockholders; (3) developing and recommending to our Board of Directors a set of corporate governance principles applicable to Citizens and generally taking a leadership role in shaping the corporate governance of Citizens; and (4) assisting our Board of Directors in assessing director performance and the effectiveness of the Board of Directors as a whole.

The members of our Governance and Nomination Committee are Messrs. Felber, Olson and Swenson. Based on the review described below under “Corporate Governance Matters - Director Independence,” our Board of Directors has determined that each member of the Governance and Nomination Committee is an independent director and a non-employee director under the applicable standards and rules of NASDAQ and the SEC, respectively.

Risk Oversight Committee
The Risk Oversight Committee is a committee of the Board of Directors of the Bank and assists the Boards of the Company and the Bank in fulfilling risk oversight duties and responsibilities. The Risk Oversight Committee is responsible for: (1) reviewing, assessing and making recommendations regarding material issues, trends and circumstances that affect enterprise risks; (2) reviewing and assessing management’s risk identification procedures, risk mitigation plans and risk management and control systems; and (3) working in concert with other Board committees of the Company and the Bank to ensure that the risk oversight responsibilities of the enterprise as a whole are exercised in an integrated and coordinated manner. In 2026, the Risk Oversight Committee assumed the responsibilities of the former Credit Committee of the Board of Directors of the Bank. As a result, its responsibilities now include overseeing the credit risk management of the Bank, including approving the Lending Policy and establishing portfolio limits, and reviewing the quality and performance of the Bank’s credit portfolio.

Our directors who serve as members of our Risk Oversight Committee are Ms. Skarvan and Mr. Conner. Mr. Amundsen, who is a nominee for election to our Board, also serves as a member of the Risk Oversight Committee.

Charters of Committees
The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Governance and Nomination Committee. Citizens maintains a website at www.ccf.us. Citizens makes available on its website, free of charge, copies of each of these charters. Citizens is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this proxy statement.

Director Independence
Our Board of Directors is comprised of a majority of independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of NASDAQ. Our Board of Directors has reviewed the independence of our directors and the nominees for election to the Board at the Annual Meeting under the applicable standards of NASDAQ. Based on this review, our Board of Directors determined that each of the following directors and nominees is independent under those standards:

(1) Michael Swenson	(5) James D. Moll
(2) Kristina M. Bourget	(6) Timothy L. Olson
(3) Michael Conner	(7) Kathleen S. Skarvan
(4) Francis E. Felber	(8) Nicholas Amundsen

Each member of our Audit Committee, Compensation Committee and Governance and Nomination Committee is an independent director under the applicable standards and rules of NASDAQ and the SEC. In addition, the Board has determined that (i) each member of our Audit Committee is independent as defined in Exchange Act Rule 10A-3 and (ii) each member of our Compensation Committee is a non-employee director under the applicable SEC standards and an outside director under applicable IRS standards.
Board Leadership Structure
In October 2018, the Board of Directors determined that it would serve our best interests and the best interests of our stockholders to appoint Mr. Bianchi to hold the position of Chairman of the Board of Directors. Stephen M. Bianchi has served as the Chief Executive Officer of Citizens since June 2016. In connection with this appointment, the independent directors appointed a lead independent director, or “Lead Director” in 2018. Since 2023, Michael L. Swenson has served as the lead independent director. Mr. Swenson is an independent director under the applicable standards of NASDAQ. Upon Mr. Swenson's retirement from the Board at the Annual Meeting, it is expected that Ms. Skarvan will become Lead Director.
The Board believes that this leadership structure is appropriate at this time given Mr. Bianchi’s ability to provide unified leadership for the Company, promote the development and implementation of corporate strategy, and contribute to a more efficient and effective board as both the Chairman and Chief Executive Officer. The Board determined that the combined leadership by our Chief Executive Officer, our experienced Lead Director and our other independent directors facilitates the processes and controls that support a strong and independent Board and strengthens the cohesiveness and effectiveness of the Board as a whole.

Also in October 2018, the Board of Directors adopted Corporate Governance Guidelines which establish the position of Lead Director in the event the positions of Chairman and Chief Executive Officer are held by the same person. Under our Corporate Governance Guidelines, the Lead Director will:

1.Preside at meetings of the Board at which the Chairman is not present, including the executive sessions of the independent directors, and provide feedback to the Chairman and other senior executives, as appropriate, from such executive sessions of the independent directors.
2.Serve as the principal liaison between the independent directors and the Chairman on Board issues and facilitate timely communication between the CEO and the Board, without impeding or replacing direct communication between the Chairman and other directors.
3.Collaborate with the Chairman to approve the schedules and agendas for meetings of the Board.
4.Call meetings of the independent directors of the Company and set the agendas for such meetings; and brief the Chairman on issues arising out of such meetings.
5.Recommend to the Governance and Nomination Committee selections for the membership and chairman positions for each Board committee.

6.Respond directly to stockholder and other stakeholder questions and comments that are directed to the Lead Director or the independent directors as a group.
7.Be authorized to communicate directly with and retain outside advisors and consultants to the Board regarding Board-wide issues.
8.As requested by the Chairman of the Governance and Nomination Committee and to the extent the Lead Director is not serving on the Governance and Nomination Committee, participate in interviews for nominees to the Board.
9.Provide his or her unique perspective, as Lead Director, in connection with the annual formal evaluation by the Compensation Committee of the CEO’s performance.
10.Receive notice of all committee meetings and have the ability to attend and observe (in an ex officio capacity) committee meetings to facilitate the execution of the Lead Director’s duties.

The Board’s Role in Risk Oversight
The role of our Board of Directors in Citizens’ risk oversight process includes receiving reports and presentations from members of our senior management on areas of material risk to Citizens, including operational, financial, legal, and regulatory, strategic, and reputational risks, and any measures taken or recommended by our management to mitigate risk. The Board coordinates with the Risk Oversight Committee of the Bank, which is authorized to oversee and periodically review Citizens’ enterprise risk assessment and enterprise risk management policies to engage our management directly in carrying out this risk oversight function.

As noted above, our Risk Oversight Committee is responsible for assisting our Board of Directors with its oversight of enterprise risk assessment and enterprise risk management policies. In addition, the Board has delegated certain oversight responsibilities to our Audit and Compensation Committees. Our Audit Committee has oversight responsibility for major financial risk exposures and management actions taken to monitor, control and report such exposures. This includes oversight responsibility for the quality and integrity of the financial reporting practices of Citizens. Our Compensation Committee has oversight responsibility to ensure that compensation programs and practices of Citizens do not encourage unreasonable or excessive risk-taking and that any risks are subject to appropriate controls. As part of this process, Citizens (with the oversight of the Compensation Committee) designs its overall compensation programs and practices, including incentive compensation for both executives and non-executive employees, in a manner intended to support its strategic priorities and initiatives to enhance long-term sustainable value without encouraging unnecessary or unreasonable risk-taking. At the same time, we recognize that our goals cannot be fully achieved while avoiding all risk. The Compensation Committee (along with assistance from management) periodically reviews Citizens’ compensation programs and practices in the context of its risk profile, together with its other risk mitigation and risk management programs, to ensure that these programs and practices work together for the long-term benefit of Citizens and its stockholders. Based on its review of our compensation programs, the Compensation Committee concluded that Citizens’ incentive compensation policies for both executive and non-executive employees have not materially and adversely affected Citizens by encouraging unreasonable or excessive risk-taking in the recent past, are not likely to have a material adverse effect in the future, and provide for multiple and reasonably effective safeguards to protect against unnecessary or unreasonable risk-taking.

Environmental, Social and Governance (ESG)

We focus on social responsibility as an employer, industry participant and provider of banking services to the communities we serve, and we strive to commit resources and team member participation throughout these communities. As we continue to grow, we value each community and the many organizations and groups that make them unique. We work closely with local organizations, business leaders and governments on community development initiatives that assist families, children, and members of the respective community. We continue to build mutually beneficial relationships with our customers for the strength of our banking communities. As part of this commitment, in 2025 we supported our employees’ volunteerism at the following organizations (among others): Boys and Girls Club, United Way, Habitat for Humanity, and Junior Achievement, as well as local economic development organizations and food pantries in our communities.
During 2025, women comprised 68% of our total workforce and 59% of supervisory and management positions. In early 2025, we conducted an employee engagement survey that resulted in a 95.0% participation rate and an overall engagement score (meaning, based on questions asked and answered by participating employees, the percentage of employees who are considered “engaged” in their jobs) of 86.0% versus the bank and credit union average score of 79.7%.

Communications between Stockholders and the Board of Directors
Our stockholders may communicate with the Board or any individual director by directing such communication to our Corporate Secretary at the address of our corporate headquarters, 2174 EastRidge Center, Eau Claire, Wisconsin 54701. Each such communication should indicate that the sender is a stockholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board as a whole.

All communications will be compiled by our Corporate Secretary and submitted to the Board of Directors or the individual directors on a monthly basis unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Citizens or our business or communications that relate to improper or irrelevant topics. Our Corporate Secretary may also handle a communication directly where appropriate, such as where the communication is a request for information about Citizens or where it is a specific stockholder matter.

Attendance of Directors at Annual Meetings of Stockholders
We do not have a formal policy regarding the attendance of our directors and nominees for election as directors at our annual meeting of stockholders, but the Company does encourage its directors to attend its annual meeting. All of our directors who were members of the Board as of the date of the Annual Meeting attended the annual meeting of stockholders held on June 17, 2025.

Code of Business Conduct and Ethics and Corporate Governance Guidelines
Codes of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, and our directors. A copy of our Code of Business Conduct and Ethics is available free of charge on our website at www.ccf.us or in print upon written request to Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: Corporate Secretary. We intend to disclose any amendment to or waiver from a provision of our Code of Business Conduct and Ethics that requires disclosure on our website at www.ccf.us.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist our Board of Directors, the Board of Directors of the Bank and their respective committees in performing their responsibilities. We periodically update our Corporate Governance Guidelines. Our most recent update was from March 2026, which reflected changes to better align with the Company’s practices and make certain clarifying edits. The Corporate Governance Guidelines address, among other things, our Board and Board committee composition and responsibilities, director qualifications standards and selection of the Chairman and Lead Director of the Board. A copy of our Corporate Governance Guidelines is available free of charge on our website at www.ccf.us or in print upon written request to Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: Corporate Secretary.
Stock Ownership Guidelines
We believe that promoting share ownership aligns the interests of our officers and directors with those of our stockholders and provides strong motivation to build stockholder value. Under our Corporate Governance Guidelines, directors as well as our named executive officers should own certain target levels of shares of Citizens Common Stock (“Common Stock”).

The Board’s stock ownership guidelines for directors of the Company are that (i) within one year of being elected, directors should own Common Stock equal in value to at least a director’s current yearly annual retainer for service on the Board, (ii) within three years of being elected directors should own Common Stock equal in value to at least 2.5 times a director’s then current yearly annual retainer for service on the Board, and (iii) within five years of being elected directors should own Common Stock equal in value to at least 5 times a director’s then current yearly annual retainer for service on the Board.

The Board’s stock ownership guidelines for the Chief Executive Officer are that (i) within one year of being appointed, the Chief Executive Officer should own Common Stock equal in value to at least the Chief Executive Officer’s current yearly base compensation for employment with the Company, (ii) within two and one half years of being appointed, the Chief Executive Officer should own Common Stock equal in value to at least 2 times the Chief Executive Officer’s then current yearly base compensation for employment with the Company, and (iii) within five years of being appointed, the Chief Executive Officer should own Common Stock equal in value to at least 3 times the Chief Executive Officer’s then current yearly base compensation for employment with the Company. The Board’s stock ownership guidelines for named executive officers of the Company other than the Chief Executive Officer are that (i) within one year of being appointed, such Named Executive Officers should own Common Stock equal in value to at least the applicable officer’s current yearly base compensation for employment with the Company, (ii) within two and one half years of being appointed, such named executive officers should own Common Stock equal in value to at least 1.5 times the applicable officer’s then current yearly base compensation for employment with the Company, and (iii) within five years of being appointed, such named executive officers should own Common Stock equal in value to at least 2 times the applicable officer’s then current yearly base compensation for employment with the Company.
As of December 31, 2025, all of our directors and named executive officers owned shares of Common Stock in accordance with the stock ownership guidelines applicable to him or her. Each of the Company’s Chief Executive Officer and the Chief Financial Officer has self-funded significant portions of his respective ownership in Common Stock.
Hedging and Pledging Policy
Our Insider Trading Policy for Directors and Officers and our Insider Trading Policy for Employees prohibit all directors, officers employees, or their related persons or entities as described in the policies from purchasing any Company securities on margin, including any Company securities in margin accounts, pledging Company securities as collateral for a loan, engaging in hedging or monetization transactions or similar arrangements with respect to Company securities, conducting short sales of the Company’s securities, or purchasing or selling puts or calls of the Company’s securities for speculative purposes.
Director Nominations
We have a standing Governance and Nomination Committee. Based on the review described above under “Corporate Governance Matters - Director Independence,” our Board of Directors has determined that each member of the Governance and Nomination Committee is independent under the applicable standards of NASDAQ.
The Governance and Nomination Committee will consider director nominees recommended by stockholders. A stockholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Corporate Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the stockholder proposes to be considered as a nominee; (2) the class, series and number of all Company securities, if any, which are owned (beneficially or of record) by each nominee, (3) whether and the extent to which each nominee, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (a) manage risk or benefit of changes in the price of Company securities for each such nominee or (b) increase or decrease the voting power of each such nominee in the Company disproportionately to such person’s economic interest in the Company securities; (4) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to stockholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934 or as is required by the Company’s Amended and Restated Bylaws (the “Bylaws”); (5) the name and address as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (6) the class, series and number of all Company securities, if any, which are owned (beneficially or of record) by such stockholder; (7) whether and the extent to which such stockholder, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (a) manage risk or benefit of changes in the price of Company securities for such stockholder or (b) increase or decrease the voting power of such stockholder in the Company disproportionately to such person’s economic interest in the Company securities; (8) a description of any plans or proposals which such stockholder may have with respect to any Company securities that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D and all arrangements or understandings between such stockholder and the nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D, regardless of whether the requirement to file a Schedule 13D is applicable; (9) a representation that such stockholder, or such stockholder’s duly-authorized proxy, intends to appear in person and at the meeting to nominate the persons named in its notice; (10) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other persons pursuant to which the nomination(s) are to be made; (11) a representation that the recommending stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (12) a representation that such stockholder or nominee intends or is part of a group which intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the nominee in accordance with Rule 14a-19 of the Exchange Act.
We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director. Stockholder recommendations will be considered only if received in accordance with the advance notice provisions contained in our Bylaws.
It is the policy of the Governance and Nomination Committee to consider any nominee recommended by a stockholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Governance and Nomination Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, skills, and diversity, including race, gender, and culture. Qualifications of a prospective nominee that may be considered by the Governance and Nomination Committee include:
•business experience;
•education;
•integrity and reputation;
•independence;
•conflicts of interest;
•diversity;
•age;
•number of other directorships and commitments;
•tenure on the Board and committee meetings;
•attendance at Board and committee meetings;
•stock ownership;
•specialized knowledge; and
•commitment to the Company’s communities and shared values.
The Governance and Nomination Committee believes that diversity of viewpoints, backgrounds, skills, experience, and expertise is a key attribute for directors. As a result, the committee seeks to have a diverse Board that is representative of our Company’s customer, employee, and stockholder base. Our Corporate Governance Guidelines state that the Governance and Nominating Committee may consider, among other things, certain self-identified diversity characteristics, including race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background, when determining an individual’s specific experience, qualifications, attributes or skills for membership on the Board. Additionally, the charter of our Governance and Nominating Committee states that the committee will advise the Board on a set of criteria for Board membership, including diversity.

AUDIT COMMITTEE MATTERS
Report of the Audit Committee
The Audit Committee is currently comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters - Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the applicable standards and rules of NASDAQ and the SEC. The duties and responsibilities of our Audit Committee are set forth in the Audit Committee Charter.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of Citizens. While the Audit Committee has oversight responsibility, the primary responsibility for our financial reporting, disclosure controls and procedures and internal control over financial reporting rests with management, and Citizens’ independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion on our internal control over financial reporting. In discharging its oversight responsibility as to the audit process, the Audit Committee has taken the following actions with respect to Crowe LLP (Crowe), its independent registered public accounting firm for the fiscal years ended December 31, 2025 and December 31, 2024:
•reviewed and discussed our audited consolidated financial statements for the fiscal year, with our management and with our independent registered public accounting firm;
•discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T;
•received and discussed with our independent registered public accounting firm the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence; and
•discussed with our independent registered public accounting firm without management present the independent registered public accounting firm's independence.
Based on such review and discussions with management and with the independent registered public accounting firm, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2025, for filing with the SEC.
AUDIT COMMITTEE:
/s/Timothy L. Olson - Chairman
/s/Kristina M. Bourget
/s/Kathleen S. Skarvan

Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees we were billed for audit and non-audit services rendered by our independent registered public accounting firm, Crowe, during the fiscal years ended 2025 and 2024.

Service Type	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees (1)	$540,225	$507,150
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees Billed	$540,225	$507,150
(1)Includes fees incurred in connection with the integrated audit of our annual consolidated financial statements, audit of internal control over financial reporting, and the review of the interim consolidated financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC and administrative and out of pocket expenses.

The Audit Committee of our Board of Directors considered and determined that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of our independent registered accounting firm for each applicable year.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. The Audit Committee reviews and, if appropriate, approves non-audit service engagements in accordance with the terms of such policy, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent registered public accounting firm.

Each new engagement of our independent registered public accounting firm to perform non-audit services is approved in advance by the Audit Committee pursuant to the foregoing procedures.

Engagement of New Independent Registered Accounting Firm

On November 17, 2023, Eide Bailly notified the Company that it had made a decision to exit the financial institution portion of its SEC audit practice, and therefore would decline to stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

In December 2023 through March 2024, the Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, and invited six independent registered public accounting firms to participate in this process.

Following review of proposals from the independent registered public accounting firms that participated in the process, on March 5, 2024, the Audit Committee approved the selection of Crowe LLP (Crowe) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, and determined to terminate the Company’s relationship with Eide Bailly as the Company’s independent registered public accounting firm.

Eide Bailly’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022, and ended December 31, 2023, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023, and the subsequent interim period through March 31, 2024, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Eide Bailly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eide Bailly’s satisfaction, would have caused Eide Bailly to make reference thereto in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Eide Bailly with a copy of the disclosures required by Item 304(a) contained in our Current Report on Form 8-K and requested Eide Bailly to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Eide Bailly’s letter, dated November 20, 2023, was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on November 20, 2023.

TRANSACTIONS WITH RELATED PERSONS
Our Audit Committee is responsible for the review and approval of all related party transactions requiring disclosure under Item 404 of Regulation S-K. Related party transactions include any transaction, arrangement or relationship in which (i) we have been or are to be a participant, (ii) the amount involved exceeded or will exceed $120,000 and (iii) any of our directors, nominees for director, executive officers, holders of more than 5% of our Common Stock, or any member of their immediate families or person sharing their household had or will have a direct or indirect material interest. There were no transactions requiring disclosure under Item 404 of Regulation S-K during fiscal 2025.

The Bank also has a written policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Citizens, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features.

EXECUTIVE OFFICERS
The following table sets forth the name, age, current position and principal occupation and employment during the past five years of our executive officers. The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
Stephen M. Bianchi	62	President and Chief Executive Officer of the Company and President and a director of the Bank, since June 2016, and member of our Board since May 2017 and chairman of our Board since October 2018.	Mr. Bianchi served as President and Chief Executive Officer of HF Financial Corp. and Home Federal Bank, both based in Sioux Falls, South Dakota from October 2011 through May 2016. Mr. Bianchi was a member of the board of directors of Home Federal Bank. Mr. Bianchi also served in several senior management positions at Wells Fargo Bank and Associated Bank prior to his employment with HF Financial Corp. and Home Federal Bank. Mr. Bianchi holds an MBA from Providence College and a B.S. in Finance from Providence College and has nearly 40 years of banking experience.

Name	Age	Current Position	Other Positions
James S. Broucek	62	Executive Vice President, Chief Financial Officer, and Principal Accounting Officer of the Company and the Bank since October 31, 2017, and Treasurer of the Company since January 17, 2018.	Mr. Broucek served as a Senior Manager of Wipfli LLP from December 2013 through October 2017. Before joining Wipfli, Mr. Broucek held several positions with TCF Financial Corporation and its subsidiaries from 1995 to 2013, with his last position being Treasurer of TCF Financial. Prior to joining TCF Financial, Mr. Broucek served as the Controller of Great Lakes Bancorp. Mr. Broucek holds a B.A. in Business with a concentration in Accounting and Mathematics from Hope College and has nearly 40 years of banking experience.
SECURITY OWNERSHIP
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 10, 2026 by (1) each director, director nominee and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by us to beneficially own more than 5% of our outstanding Common Stock.

The following table is based on information supplied to us by the directors, officers and stockholders described above or in information otherwise publicly available in filings with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of April 10, 2026, are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 9,628,612 shares outstanding as of April 10, 2026.

Unless otherwise indicated, the address for each person listed below is 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

Name	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Principal Stockholders:
Wellington Management Group LLP (1)	691,414	7.2%
AllianceBernstein L.P. (2)	543,075	5.6%
Manulife Financial Corporation (3)	490,493	5.1%

Directors and Executive Officers:
Stephen M. Bianchi, Chairman, CEO, Principal Executive Officer, Director (4)	146,084	1.5%
James D. Moll, Director (5)	49,087	*
Francis E. Felber, Director (6)	40,330	*
Timothy L. Olson, Director (7)	25,684	*
Michael L. Swenson, Director (8)	18,958	*
Kristina M. Bourget, Director (9)	18,949	*
Michael Conner, Director (10)	14,886	*
Kathleen S. Skarvan, Director (11)	9,901	*
Nicholas Amundsen (12)	3,814	*
James S. Broucek, CFO, Principal Accounting Officer (13)	73,410	*
All current directors and executive officers as a group (9 persons)	397,289	4.1%

*	Denotes less than 1%

(1)	Based on the Schedule 13G filed with the SEC on February 10, 2026, jointly by Wellington Management Group LLP (“WMG”), Wellington Group Holdings LLP (“WGH”), Wellington Investment Advisors Holdings LLP (“WIAH”), and Wellington Management Company LLP (“WMC”). WMG is a parent holding company of certain holding companies and the Wellington Investment Advisers. The reported shares, over which the reporting persons share voting power and dispositive power, are owned of record by clients of the Wellington Investment Advisers. WIAH is owned by WGH. WGH is owned by WMG. WMC is an investment adviser. The principal business office of the reporting persons is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
(2)	Based on Schedule 13G/A filed with the SEC on February 13, 2026, by Alliance Bernstein L.P. (“Alliance Bernstein”). Alliance Bernstein is an investment adviser with sole voting power and sole dispositive power over the reported shares, which were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts. The principal business office of Alliance Bernstein is 501 Commerce Street, Nashville, TN 37203.
(3)	Based on the Schedule 13G filed with the SEC on February 13, 2026, jointly by Manulife Financial Corporation (“MCF”), Manulife Investment Management Limited (“MIML”), and Manulife Investment Management (US) LLC (“MIM (US)”). MIM (US) and MIML are indirect, wholly owned subsidiaries of MCF. MCF is a parent holding company. MIML is an investment adviser with sole voting power and sole dispositive power over 1,984 of the reported shares. MIM (US) is an investment adviser with sole voting power and sole dispositive power over 488,509 of the reported shares. The principal business offices of MFC and MIML are located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. The principal business office of MIM (US) is located at 197 Clarendon Street, Boston, Massachusetts 02116.
(4)	Includes 53,480 shares of Common Stock held in Mr. Bianchi's self-directed IRA and 10,000 shares of Common Stock subject to stock options, which are currently exercisable or exercisable within 60 days.
(5)	Includes 10,624 shares of Common Stock held in Mr. Moll's self-directed IRA.
(6)	Includes 12,690 shares of Common Stock held in Mr. Felber's self-directed IRA and 7,690 shares of Common Stock held by AG Risk Managers Insurance Agency, LLC, of which Mr. Felber is a member and president. Mr. Felber disclaims beneficial ownership of the shares held by AG Risk Managers Insurance Agency, LLC except to the extent of his pecuniary interest therein.
(7)	Consists of 25,684 shares of our common stock owned directly by Mr. Olson.
(8)	Includes 5,450 shares of Common Stock held in Mr. Swenson's self-directed IRA. Mr. Swenson is not standing for re-election at the Annual Meeting.
(9)	Consists of 18,949 shares of our common stock owned directly by Ms. Bourget.
(10)	Mr. Conner also holds voting and disposition power over 147,330 shares of Common Stock held by PESI, Inc., a non-profit continuing education provider, of which he serves as a Director and the President of the board of directors. Mr. Conner disclaims beneficial ownership of these shares as he has no pecuniary interest in these shares.
(11)	Includes 1,300 shares of Common Stock held by the PK Skarvan Trust.
(12)	Consists of 3,814 shares of our common stock owned directly by Mr. Amundsen.
(13)	Includes 43,314 shares of Common Stock held in Mr. Broucek's self-directed IRA and 8,000 shares of Common Stock subject to stock options, which are currently exercisable or exercisable within 60 days.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or 5. The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the SEC pursuant to Section 16(a).

Based solely upon a review of copies of such forms furnished to us, or written representations from our directors and officers, we believe that during the fiscal year period ended December 31, 2025, all reports required by Section 16(a) to be filed by our directors, executive officers and 10% stockholders were filed with the SEC on a timely basis, except for each of the reports on Form 5 for Messrs. Bianchi and Broucek filed on February 13, 2025, relating to the reconciliation of their shares of Common Stock.

EXECUTIVE COMPENSATION
The following section describes Citizen’s fiscal 2025 executive compensation program. This analysis provides detailed compensation information for each of our named executive officers. For fiscal 2025, our named executive officers are:

Name	Title
Stephen M. Bianchi	President and Chief Executive Officer
James S. Broucek	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Executive Summary
Key Executive Compensation Actions. The Compensation Committee took the following key actions regarding fiscal 2025 executive compensation:
•Short Term Incentive Compensation. In fiscal 2025, the Compensation Committee approved Short Term Incentive Compensation plans with awards payable in 2026. These awards are intended to motivate and reward achievement of specific annual performance goals to align executives with the Company’s strategic plan and critical performance goals.
•Long Term Incentive Compensation. In fiscal 2025, the Compensation Committee approved Long Term Incentive Compensation plans with time-based awards with annual vesting for three years and performance-based awards based on the performance achievement for the three-year performance period ending December 31, 2027. These awards are intended to motivate and reward achievement of specific annual performance goals to align executives with the Company’s strategic plan and critical performance goals.
Named Executive Officer Employment Agreements:
A summary of the principal terms of our employment agreements with our named executive officers is provided below under “Executive Compensation - Employment Agreements.”
Our Compensation Philosophy
Citizens recognizes the importance of its employees in fulfilling its role as a successful business enterprise and a responsible corporate citizen. Our compensation philosophy is to compensate all employees (including our named executive officers) at a level sufficient to attract, motivate, and retain the talent we need to achieve or surpass the short-term and long-term goals set forth in our business plan, without promoting irresponsible behavior. Guided by this philosophy, the pay and benefits practices of Citizens reflect our vision and values, and the economic condition of the banking industry, and are built on a framework of pay-for-performance, comprehensive position evaluations, and market-competitiveness. Executive management, with approval of our Board of Directors, fulfills our responsibility to promote the best interests of Citizens through the execution of sensible compensation principles and practices.
Citizens’ compensation philosophy is created and sustained on core compensation principles. In determining compensation levels, the Compensation Committee considers the key factors to be:
1.We will not create incentives that foster inappropriate risk nor pay excessive compensation. No Citizens compensation plan, program, or practice will promote excessive risk taking or encourage behavior inconsistent with Citizens’ vision, mission, or strategy. We believe all of our compensation elements comply with appropriate banking regulations and sound compensation practices, which we believe neither pays excessive compensation nor encourages inappropriate risk taking.
2.Citizens does not discriminate on the basis of race, gender, religion, national origin, veteran status, handicap, or sexual orientation in determining pay levels. Demonstrated performance, skills, commitment, and results determine pay.
3.Each pay grade and pay range will have a minimum, a maximum, and a mid-point. The mid-point is the rate we generally will pay a new hire who meets the required standards of education, skills, and experience. The maximum is the highest rate we will pay a fully qualified performing employee in that job. Salary above mid-point will be based upon exemplary performance.
4.Compensation levels are driven by an employee’s level of impact on our organization. Not all positions are created equal. Various positions require different levels of skills, knowledge, and personal attributes that drive different rates of pay and/or variable compensation opportunity. We have established a job structure and job evaluation process that provides a formal hierarchy of grades and salary ranges.
5.All employees should be paid a wage in line with their position within an assigned range for that position. Salary range minimums are a guideline to pay for an entry point position for that wage range. Any incumbent with the requisite skills to perform the job at minimally acceptable standards should be paid at least this rate. The salary range midpoint is developed to represent the wage paid to an employee performing the expectations of their position.
6.Pay levels for positions are reviewed periodically.
7.Our ability to pay drives our compensation program. Profitability is a key driver in determining compensation opportunity. The annual salary is the single largest investment Citizens makes each year. We seek to ensure that our plans provide an appropriate return to Citizens and its stockholders, in addition to appropriately compensating successful performance.
Additionally, as described above under the Section “Corporate Governance Matters - The Board’s Role in Risk Oversight,” our Compensation Committee has primary oversight responsibility to ensure that our compensation programs and practices do not encourage unreasonable or excessive risk-taking and that any risks are subject to reasonably appropriate controls. The Compensation Committee considers the following factors to maintain “at risk” compensation within appropriate levels:
•Although profitability is a key driver for compensation opportunities, we do not reward, and in fact discourage, the taking of excessive or inordinate risk. Our Compensation Philosophy is “risk-reflective,” meaning we create our pay structure and programs to appropriately reward the returns from acceptable risk-taking through optimal pay mix, performance metrics, calibration, and timing.
•Employees eligible for incentives or sales performance compensation for new business are not permitted to make credit, investment, or consumer pricing decisions independently.
•We have no “highly leveraged” or entirely uncapped incentive plans. Partially uncapped incentive plans are not risk-based.
•Incentive compensation plans for certain positions which contain significant risk to Citizens (e.g., our CEO and CFO positions) include corporate and individual components, and awards are determined or reviewed by the Compensation Committee prior to any payment.
•Plan sponsors, those executives in charge of business lines in which incentive plans exist, are not eligible for awards under the plans they sponsor.
Compensation Process
Our Compensation Committee is independent.
•Each member of the Compensation Committee is an independent director, a non-employee director and an outside director under the applicable rules of NASDAQ, the SEC, and the IRS, respectively.
•The Committee decides all compensation matters for our named executive officers.
In fulfilling its duties and responsibilities, the Compensation Committee may consult with members of management and hire independent consultants. Our Chief Executive Officer works with our Compensation Committee in making recommendations regarding our overall compensation policies and plans as well as specific compensation levels for our other officers and key employees, other than the Chief Executive Officer. Members of management who were present for portions of Compensation Committee meetings in fiscal 2025 and the first part of fiscal 2026 included our Chief Executive Officer and Chief Financial Officer. The Compensation Committee makes all decisions regarding the compensation of our Chief Executive Officer and Chief Financial Officer. Executives are not present for discussion of or decisions on their own compensation.
The Compensation Committee’s charter provides the Compensation Committee with the sole discretion to retain or obtain advice from compensation consultants or other advisers and requires that the Company provide the Committee with adequate funding to do so.
At the Company’s 2025 Annual Meeting, pursuant to a non-binding, advisory vote, stockholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting by a vote of over 90% of the shares voted. The Compensation Committee has considered the results of this advisory stockholder vote and believes that it shows support by the Company’s stockholders for the Company’s compensation philosophy and the executive compensation programs that implement the Company’s compensation philosophy.

The Compensation Committee has retained McLagan Aon as its independent compensation consultant. The Compensation Committee reviewed and confirmed the independence of such firm. The independent compensation consultant provides the committee with compensation market analysis for the executives; makes recommendations on the executive pay programs; reviews, participates and comments on executive compensation matters; assists the committee in its assessment of the potential for risk stemming from our compensation programs; and provides updates on regulatory changes in compensation related issues and other developments and trends in executive compensation. The independent compensation consultant also provides the committee with compensation market analysis and makes recommendations regarding non-employee director compensation. The Company paid an aggregate of $0 in fees to McLagan Aon for fiscal 2025. For fiscal 2026, the Compensation Committee intends to use McLagan Aon as its independent compensation consultant.

Compensation Components
Citizens utilizes three general forms of compensation for our named executive officers: base salary, short-term incentive compensation, and long-term incentive compensation. We deliver compensation at various levels of the organization in different ways.
In our most senior positions (including for each of our named executive officers), we have a combination of base salary and short-term and long-term incentives to help us attract and retain talented leaders to ensure continued growth and continuity. In positions where there is a clear ability to impact performance by providing short-term incentives linked to specific goals, we have created incentive plans that we believe are market-competitive and in line with our ability to pay. Short-and long-term incentives are tied directly to individual performance and/or business results. Awards are paid only when business performance achieves such goals. In addition, we have entered into employment agreements with our named executive officers.

At the non-executive, non-senior management levels of the organization we rely on base salary and short-term incentives. This array of compensation plans permits greater control over managing our fixed costs, while providing competitive and meaningful rewards. Base salaries are fixed, primarily, based on what we believe are market rates. Based primarily on performance against stated goals, short-and long-term incentive pay gives us the opportunity to reward for performance in a specific year, or over a period of years, without the recurring (and compounding) expense of a base salary adjustment. In addition, we offer certain competitive benefits and perquisites. Each of our compensation components is described in greater detail below.

Component	Objective/Purpose	Key Features
Base Salary
•    Provide competitive base compensation to recognize executives’ roles, responsibilities, contributions, experience, and performance (our salaries generally are targeted to be within the range of market median)
•    Sufficient to discourage inappropriate risk taking by executives

•    Fixed cash compensation that is the basis for other compensation elements such as incentive pay
•    Actual salaries and increases reflect an executive’s performance, experience and pay level relative to internal and external salary relationships

Short-Term Incentives
•    Motivate and reward achievement of specific annual performance goals to align executives with the Company’s strategic plan and critical performance goals
•    Provide meaningful “pay-at-risk” that is earned each year based on performance. Actual awards vary based on performance
• Annual cash awards based on achievement of the financial and corporate objectives for the Company and individual executive
Long-term Incentives
•    Align executive and stockholder interests through stock or phantom stock awards which are tied to the Company’s financial performance
•    Time-based awards to help ensure executives have an ownership/equity interest
•    Performance-based awards to incentivize executives over multi-year periods

•    Annual awards covering 3-year incentive period
•    50% of awards are time-based, with pro rata annual vesting over 3-year period
•    50% of awards are performance-based, with vesting based on achievement of 3-year financial performance objective

Benefits and Perquisites	• Be competitive with industry practice and enable the Company to attract, motivate and retain qualified talent	• Insurance and retirement security benefits
Employment Agreements and Severance/Change in Control Benefits	• Be competitive with industry practice • Protect the executive and the Company in the event of termination • Retain executives in the event of a change in control	• Double-trigger change-in-control provisions • Restrictive covenants for non-solicitation and non-competition
The following table illustrates the relative mix of our base salary, target short-term incentive compensation, and target long-term incentive compensation for fiscal 2025:

	Compensation Components
Named Executive Officer	Base Salary	Short-Term Incentives	Long-Term Incentives
Stephen M. Bianchi	56.1%	24.3%	19.6%
James S. Broucek	59.5%	22.6%	17.9%

Base Salary
We pay base salaries to attract and retain talented employees, including our named executive officers. Base salary increases are driven primarily by demonstrated value to our organization and are reviewed annually and adjusted from time to time, based on a review of market data and an assessment of Company and individual performance and experience. Merit increases are awarded based on the performance of the employee. The following are the annual base salaries that were paid to our named executive officers in fiscal 2025:

Named Executive Officer	FY 2025
Stephen M. Bianchi	$420,125
James S. Broucek	$257,891
Short-Term Incentives
We pay annual cash incentive compensation under our Executive Short Term Incentive Plan (STIP) to our named executive officers for achieving corporate performance targets related to the Bank and individual performance targets. We balance the security provided by base salary with the “at-risk” feature of annual incentive compensation to attract and retain top quality employees and provide proper incentive to enhance the value of the Company’s Common Stock for its stockholders.
Clawback Provisions and Policy
Incentive compensation under our STIP is subject to clawback provisions applicable to all participants, including our named executive officers. Pursuant to those provisions, if incentive compensation paid to a participant was based on the achievement of financial results that are subsequently restated, and those results would have impacted the incentive payment, contribution or vesting, then we may require the participant to repay any amounts in excess of what would have been paid and/or contributed had the financial results been properly reported. We may seek direct repayment from the participant or reduce his or her other compensation by an amount equal to the repayment obligations.
We have adopted a clawback policy. The policy provides that, in the event of an accounting restatement, the Company will require reimbursement or forfeiture of any excess incentive compensation received during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The policy covers incentive compensation, whether equity or cash, that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure.

STIP Awards
In fiscal 2026, our Compensation Committee approved and the Board of Directors ratified STIP awards for annual incentive compensation based on performance criteria established in January 2025, which awards are payable to our named executive officers in 2026. Similarly, in fiscal 2025, our Compensation Committee approved and the Board of Directors ratified STIP awards for annual incentive compensation based on performance criteria established in January 2024, which awards were paid to our named executive officers in 2025 and which are set forth under the Summary Compensation Table below.
In order to be eligible for an award under the STIP based on 2025 performance, the Company must have achieved a minimum return on average equity of 4% and minimum Office of the Comptroller of the Currency safety and soundness composite rating, and the named executive officer must have received an adequate annual performance review. The STIP awards are determined based on the achievement of corporate performance targets, weighted at 85%, and individual performance targets, weighted at 15%. Corporate performance targets are metrics related to the Bank’s financial performance. The individual performance targets for each named executive officer considered items such as implementation of strategic priorities, investor relations outreach, and effective and transparent communication with the Board.

The annual threshold, target,and maximum percentages of base salary to be paid to each of our named executive officers under the STIP are as depicted in the table below:

Named Executive Officer	Threshold (% of Base Salary)	Target (% of Base Salary)	Maximum (% of Base Salary)
Stephen M. Bianchi	25%	35%	45%
James S. Broucek	20%	30%	40%

The Compensation Committee assessed Company performance goals and individual performance for each named executive officer and authorized the incentive compensation set forth below to be paid to the named executive officers under the STIP for fiscal 2025 with such amounts to be paid in fiscal 2026.

Named Executive Officer	Target STIP Award	Actual STIP Payment	% of Target
Stephen M. Bianchi	$147,044	$181,804	124%
James S. Broucek	$77,367	$97,721	126%

Long-Term Incentives
Our Long-Term Incentive Plan (LTIP) is designed to link compensation levels with performance results and ensure sustained alignment with stockholder interests. Prior to 2024, our LTIP provided equity-based awards to our named executive officers under our 2018 Equity Incentive Plan and previously under our 2008 Equity Incentive Plan, consisting of restricted stock, restricted share units, stock appreciation rights and stock options. In 2024, the Board of Directors ceased granting restricted shares given the effective depletion of shares available under the 2018 Equity Incentive Plan and instead approved a phantom stock plan as part of the Company's long-term incentive plan. The Plan allows certain employees to earn future cash awards linked to the company’s future Common Stock price for time-based and performance-based cash awards. The performance-based cash awards vest based on three-year performance targets. The time-based cash awards vest ratably over a three-year period. Upon the death or disability of the participant or upon a change in control of the Company, these awards become 100% vested.
In fiscal 2025, our LTIP consisted of phantom stock awards to our named executive officers. We believe phantom stock awards provide an important retention tool for our named executive officers because the performance-based component of such awards is subject to multi-year vesting.
If the stockholders approve the 2026 Omnibus Incentive Plan, which is the subject of Proposal No. 2 set forth in this Proxy Statement, we anticipate that our Compensation Committee will use the shares of common stock available for issuance thereunder in lieu of phantom stock to make long-term equity awards to employees, including our named executive officers, commencing in January 2027.
Fiscal 2025 LTIP Awards
For fiscal 2025, our Compensation Committee and Board of Directors approved 2025 LTIP awards for a three-year performance period beginning January 1, 2025. The fiscal 2025 LTIP awards had the following components as a percentage of base salary:

	Time-Based Awards (% of Base Salary)	Performance-Based Awards
Named Executive Officer		Threshold		Target		Maximum
		(% of Base Salary)	($)	(% of Base Salary)	($)	(% of Base Salary)	($)
Stephen M. Bianchi	17.50%	8.75%	$36,761	17.50%	$73,522	26.25%	$110,283
James S. Broucek	15.00%	7.50%	$19,342	15.00%	$38,684	22.50%	$58,025

Time-Based Awards. Time-based awards consist of a right to receive cash awards linked to the Company's future Common Stock price subject to a three-year vesting period, with one-third of each award vesting on the anniversary of the date of grant.
Performance-Based Awards. Performance-based awards consist of a right to receive cash awards linked to the Company's future Common Stock price determined based on the achievement of the Company's Return on Average Equity for the three-year performance period ending December 31, 2027. The potential cash award earned under the performance-based awards between the threshhold, target and maximum objectives are determined on a linear basis for performance between the objectives.

Fiscal 2023-2025 LTIP Awards
In January 2026, the Compensation Committee reviewed the Company’s performance under performance-based equity awards granted to our named executive officers for the period beginning January 1, 2023, and ending December 31, 2025. For the three-year period ended December 31, 2025, the Compensation Committee determined that Messrs. Bianchi and Broucek achieved 84.4% of their target performance-based awards. This resulted in the issuance of 3,325 shares to Mr. Bianchi and 1,733 shares to Mr. Broucek.

SUMMARY COMPENSATION TABLE
The table below provides information for fiscal 2025 and 2024 regarding compensation paid by the Company to the persons who served as our named executive officers.

Summary Compensation Table

Name and Principal Position	Period	Salary (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Stephen M. Bianchi	FY 2025	$420,125	$147,044	$—	$181,804	$42,753	$791,726
CEO and Principal Executive Officer	FY 2024	$394,124	$138,720	$—	$167,503	$44,408	$744,755
James S. Broucek	FY 2025	$257,891	$77,367	$—	$97,721	$22,567	$455,546
CFO and Principal Accounting Officer	FY 2024	$239,670	$72,306	$—	$89,876	$19,415	$421,267
1.Represents the aggregate amount actually earned by each executive when aggregating each pay period amount paid between (and including) January 1, 2025, and December 31, 2025, and between January 1, 2024, and December 31, 2024, respectively.
2.Represents the grant date fair value of time-based and performance-based phantom stock awards granted in the applicable fiscal year.
3.Represents cash bonuses awarded under our Short-Term Incentive Plan by our Compensation Committee to each listed officer in connection with our financial performance and each officer’s achievement of certain pre-determined individual performance goals. Awards earned during any given fiscal year are payable in the next fiscal year.
4.The table below shows the components of this column for fiscal 2025, which include our match for each individual’s 401(k) plan contributions, automobile allowance, HSA contribution, and PTO cash payout equal to one week's salary, which is available to all eligible employees, and premiums for supplemental disability insurance.

Name and Principal Position	401(k) Match	Auto	HSA Contribution	PTO Cash Pay Out	Supplemental Disability Insurance Premiums	Total “All Other Compensation”
Stephen M. Bianchi	$14,132	$12,000	$1,323	$7,622	$7,676	$42,753
CEO and Principal Executive Officer
James S. Broucek	$13,967	$—	$945	$4,635	$3,020	$22,567
CFO and Principal Accounting Officer

Outstanding Equity Awards at Fiscal Year End
The following tables set forth information on outstanding options, restricted stock and phantom stock awards held by the named executive officers at December 31, 2025, including the number of shares underlying fully vested and exercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option, the number of shares of restricted stock and time-based phantom stock held at fiscal year-end that had not yet vested, and the number of shares of performance-based phantom stock held at fiscal year-end that had not yet been earned or vested.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen M. Bianchi (2)	10,000	—	$11.00	6/24/2026	—	$—	—	$—
Stephen M. Bianchi (3)	—	—	$—	NA	1,816	$32,361	—	$—
Stephen M. Bianchi (4)	—	—	$—	NA	3,893	$69,373	—	$—
Stephen M. Bianchi (5)	—	—	$—	NA	—	$—	5,838	$95,101
Stephen M. Bianchi (6)	—	—	$—	NA	4,569	$81,420	—	$—
Stephen M. Bianchi (7)	—	—	$—	NA	—	$—	4,569	$74,429
James S. Broucek (8)	8,000	—	$13.60	10/31/2027	—	$—	—	$—
James S. Broucek (9)	—	—	$—	NA	947	$16,876	—	$—
James S. Broucek (10)	—	—	$—	NA	2,029	$36,157	—	$—
James S. Broucek (11)	—	—	$—	NA	—	$—	3,043	$49,570
James S. Broucek (12)	—	—	$—	NA	2,403	$42,821	—	$—
James S. Broucek (13)	—	—	$—	NA	—	$—	2,404	$39,161

1.
Market value equals the closing market price of our Common Stock on December 31, 2025, which was $17.82, multiplied by the number of shares of restricted stock or phantom stock that have not vested as of such date.

2.	The Common Stock options vested pro rata over a five-year period on each of June 24, 2017, June 24, 2018, June 24, 2019, June 24, 2020, and June 24, 2021.
3.	The restricted shares of Common Stock vest pro rata over a three year period on each January 19, 2024, January 19, 2025, and January 19, 2026.
4.	The time-based award of phantom stock vests pro rata over a three-year period on each January 25, 2025, January 25, 2026, and January 25, 2027. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock on the anniversary of the award date each year.
5.	The performance-based award of phantom stock vests upon achievement of the performance criteria at the end of the three year period ending on December 31, 2026. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock, upon achievement of the performance criteria and ratification of the compensation committee in January 2027.
6.	The time-based award of phantom stock vests pro rata over a three-year period on each January 23, 2026, January 23, 2027, and January 23, 2028. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock on the anniversary of the award date each year.
7.	The performance-based award of phantom stock vests upon achievement of the performance criteria at the end of the three year period ending on December 31, 2027. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock, upon achievement of the performance criteria and ratification of the compensation committee in January 2028.
8.	The Common Stock options vested pro rata over a five-year period on each of October 31, 2018, October 31, 2019, October 31, 2020, October 31, 2021, and October 31, 2022.
9.	The restricted shares of Common Stock vest pro rata over a three-year period on each January 19, 2024, January 19, 2025, and January 19, 2026.
10.	The time-based award of phantom stock vests pro rata over a three-year period on each January 25, 2025, January 25, 2026, and January 25, 2027. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock on the anniversary of the award date each year.
11.	The performance-based award of phantom stock vests upon achievement of the performance criteria at the end of the three year period ending on December 31, 2026. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock, upon achievement of the performance criteria and ratification of the compensation committee in January 2027.
12.	The time-based award of phantom stock vests pro rata over a three-year period on each January 23, 2026, January 23, 2027, and January 23, 2028. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock on the anniversary of the award date each year.
13.	The performance-based award of phantom stock vests upon achievement of the performance criteria at the end of the three year period ending on December 31, 2027. The ultimate cash payout of these awards will be based on the closing share price of the Common Stock, upon achievement of the performance criteria and ratification of the compensation committee in January 2028.

Employment Agreements
Mr. Bianchi’s Amended and Restated Employment Agreement
On May 2, 2024, we entered into a Fourth Amended and Restated Executive Employment Agreement with Mr. Bianchi for a term from May 2, 2024, to December 31, 2025, with automatic one-year renewal periods thereafter, which provides for the following compensation terms for Mr. Bianchi. Pursuant to the employment agreement, as modified, Mr. Bianchi receives a base salary of $396,344 per year. Mr. Bianchi’s base salary may be increased based on Mr. Bianchi’s performance and contribution to the Company, as determined by the Board of Directors. Mr. Bianchi is also eligible for an annual incentive award pursuant to the terms of the STIP and his individual incentive goals. Mr. Bianchi is also eligible to receive incentive awards pursuant to the terms of the LTIP and the 2018 Equity Incentive Plan, and any successor plans thereto. Mr. Bianchi is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.
In addition, Mr. Bianchi’s employment agreement provides for certain payments and benefits in the event of a termination of Mr. Bianchi’s employment under specific circumstances.
If Mr. Bianchi’s employment with the Company is terminated by the Company for “cause,” or is voluntarily terminated by Mr. Bianchi without “good reason” (each as defined in the employment agreement), Mr. Bianchi would be entitled to: (i) his salary earned but unpaid as of date of termination; and (ii) all vested benefits to which he is entitled under any benefit plans in accordance with the terms of such plans (the “accrued obligations”). Mr. Bianchi would forfeit any other unvested amounts, including any unearned bonuses.
If Mr. Bianchi’s employment is terminated due to his disability or death, Mr. Bianchi (or his legal representative, as the case may be) would be entitled to: (i) the accrued obligations; (ii) a pro-rated incentive award pursuant to the terms of the STIP; and (iii) a pro-rated incentive award pursuant to the terms of the LTIP.
If Mr. Bianchi’s employment is terminated by the Company without cause or by Mr. Bianchi with good reason, Mr. Bianchi would be entitled to: (i) the accrued obligations; (ii) an amount equal to a pro-rated incentive award pursuant to the STIP; (iii) an amount equal to two hundred percent (200%) of (A) Mr. Bianchi’s annual salary at the time of termination and (B) the greater of (x) the amount of a pro-rated incentive award pursuant to the terms of the STIP or (y) a pro-rated amount of the average Mr. Bianchi’s STIP awards, if any, received for the two plan years immediately prior to the plan year in which termination occurs; and (iv) continued participation in the Company’s medical and dental plans with the full monthly premiums to be paid by the Company for up to eighteen (18) months following the date of termination, subject to the terms of the employment agreement.
If Mr. Bianchi’s employment is terminated by the Company without cause or by Mr. Bianchi with good reason following a change in control (as defined in the employment agreement), Mr. Bianchi would be entitled to: (i) the accrued obligations; (ii) an amount equal to a pro-rated incentive award pursuant to the terms of the STIP; (iii) a payment equal to two hundred and fifty percent (250%) of (A) Mr. Bianchi’s annual salary at the time of termination and (B) the greater of (x) the amount of a pro-rated incentive award pursuant to the terms of the STIP or (y) a pro-rated amount of the average Mr. Bianchi’s STIP awards, if any, received for the two plan years immediately prior to the plan year in which termination occurs; and (iv) continued participation in the Company’s medical and dental plans with the full monthly premiums to be paid by the Company for up to thirty (30) months following the date of termination, subject to the terms of the employment agreement.
Mr. Bianchi’s employment agreement contains incentive compensation clawback provisions that are consistent with Section 10D and Rule 10D-1 of the Exchange Act, the listing standards adopted by NASDAQ, and the Company’s clawback policy.
Following any termination of employment, Mr. Bianchi will be subject to a confidentiality covenant; a 24-month non-solicitation covenant related to clients of the company; a 24-month non-solicitation of employees covenant; and an 18-month non-competition covenant.

Mr. Broucek’s Employment Agreement
On May 2, 2024, we entered into a Third Amended and Restated Executive Employment Agreement with Mr. Broucek for a term from May 2, 2024, to December 31, 2025, with automatic one-year renewal periods thereafter, which provides for the following compensation terms for Mr. Broucek. The employment agreement provides that Mr. Broucek receives a base salary of $241,020 per year. Mr. Broucek’s base salary may be increased based on Mr. Broucek’s performance and contribution to the Company, as determined by the Board of Directors. Mr. Broucek is also eligible for an annual incentive award pursuant to the terms of the STIP and his individual incentive goals. Mr. Broucek is also eligible to receive incentive awards pursuant to the terms of the LTIP and the 2018 Equity Incentive Plan, and any successor plans thereto. Mr. Broucek is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.
In addition, Mr. Broucek’s employment agreement provides for certain payments and benefits in the event of a termination of Mr. Broucek’s employment under specific circumstances.
If Mr. Broucek’s employment is terminated by the Company for “cause,” or is voluntarily terminated by Executive without “good reason” (as each term is defined in the employment agreement), Mr. Broucek would be entitled to: (i) his salary earned but unpaid as of the date of termination; and (ii) all vested benefits to which he is entitled under any benefit plans in accordance with the terms of such plans (the “accrued obligations”). Mr. Broucek would forfeit any other unvested amounts, including any unearned bonuses.

If Mr. Broucek’s employment is terminated due to his disability or death, Mr. Broucek (or his legal representative, as the case may be) would be entitled to (i) the accrued obligations; (ii) a pro-rated incentive award pursuant to the STIP; and (iii) a pro-rated incentive award pursuant to the terms of the LTIP.
If Mr. Broucek’s employment is terminated by the Company without cause or by Mr. Broucek with good reason, Mr. Broucek would be entitled to: (i) the accrued obligations; (ii) an amount equal to a pro-rated incentive award pursuant to the terms of the STIP; (iii) a payment equal to fifty percent (50%) of (A) his annual salary at the time of termination and (B) the greater of (x) the amount of a pro-rated incentive award pursuant to the terms of the STIP or (y) a pro-rated amount of the average STIP awards, if any, that he received for the two plan years immediately prior to the plan year in which termination occurs; and (iv) continued participation in the Company’s medical and dental plans with the full monthly premiums to be paid by the Company for up to six (6) months following the date of termination, subject to the terms of the employment agreement.
If Mr. Broucek’s employment is terminated by the Company without cause or by Mr. Broucek with good reason following a change in control (as defined in the employment agreement), Mr. Broucek would be entitled to: (i) the accrued obligations; (ii) an amount equal to a pro-rated incentive award pursuant to the terms of the STIP; (iii) a payment equal to two hundred percent (200%) of (A) his salary at the time of termination and (B) the greater of (x) the amount of a pro-rated incentive award pursuant to the terms of the STIP or (y) a pro-rated amount of the average STIP awards, if any, that he received for the two plan years immediately prior to the plan year in which termination occurs; and (iv) continued participation in the Company’s medical and dental plans with the full monthly premiums to be paid by the Company for up to twenty-four (24) months following the date of termination, subject to the terms of the employment agreement.
Mr. Broucek’s employment agreement contains incentive compensation clawback provisions that are consistent with Section 10D and Rule 10D-1 of the Exchange Act, the listing standards adopted by NASDAQ, and the Company’s clawback policy.
Following any termination of employment, Mr. Broucek will be subject to a confidentiality covenant; a 24-month non-solicitation covenant related to clients of the company; a 24-month non-solicitation of employees covenant; and an 18-month non-competition covenant.
Post-Employment Compensation
401(k) Plan Benefits
Our executive officers are eligible to participate in our 401(k) plan on the same terms as our other employees. Our 401(k) plan is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code. All employees who have attained age 18 and completed 90 days of continuous employment are automatically enrolled in the 401(k) plan unless they decline to participate.

Participants are permitted to make salary reduction contributions to the 401(k) plan of up to 100% of their salary, up to applicable statutory maximums. We match each contribution in an amount equal to 100% of the participant’s 401(k) deferrals for the year up to 4% of their salary, provided the participant must contribute a minimum of 4% of his or her salary as a condition to receiving the matching contribution. All contributions made by participants are before-tax contributions. All participant contributions and earnings are fully and immediately vested.

Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan. Changes in investment direction among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator. Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf.

Other Stock Benefit Plans
In addition to our 2018 Equity Incentive Plan (under which 6,852 shares are available as of December 31, 2025), directors, officers and other employees of the Company and the Bank were previously eligible to participate in our 2008 Equity Incentive Plan (the “Prior Plan”), which is terminated and under which no new awards may be made. Currently outstanding awards under the 2018 Equity Incentive Plan and under the Prior Plan will continue to remain outstanding in accordance with their terms and include, without limitation, stock options, stock appreciation rights, restricted stock, and restricted stock units. Upon the death or disability of a participant or upon a change in control of Citizens, these awards become 100% exercisable or vested.
If the stockholders approve the 2026 Omnibus Incentive Plan, which is the subject of Proposal No. 2 set forth in this Proxy Statement, the death or disability of a participant or a change in control of Citizens would result in the acceleration of vesting of equity awards issuable thereunder as further described in Proposal No. 2.

CEO Pay Ratio

The Company is providing the following information, pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, regarding the ratio of the total compensation of its median employee for 2025 to the total compensation of Stephen M. Bianchi, the Company’s President and Chief Executive Officer (the “CEO”), for 2025. The Company considers the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements in Item 402(u) of Regulation S-K.

For the year ended December 31, 2025:

•The median of the annual total compensation of all of our employees (other than the CEO) for the year ended December 31, 2025, was $55,411; and

•The annual total compensation of the CEO, as reported in the Summary Compensation Table above, was $791,726.

Based on this information, for 2025, the annual total compensation of our CEO was approximately 14.3 times the median total compensation of all of our employees (other than the CEO) for the year ended December 31, 2025.

Determining the Median Employee

For the purposes of the pay ratio calculation, the Company’s employee population consists of full-time and part-time employees at all locations, including all temporary employees employed as of the measurement date, and compensation is based on actual wages and benefits paid, according to U.S. and local payroll records, using annualized compensation for all employees who were new hires.

Compensation Measure and Total Compensation of the Median Employee for 2025

With respect to the total compensation of the median employee for the year ended December 31, 2025, the Company calculated such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Total Compensation of the CEO for 2025

With respect to the total compensation of the CEO for the year ended December 31, 2025, the Company used the amount reported in the “Total” column of the Summary Compensation Table for 2025 included in this Proxy Statement. Any adjustments, estimates and assumptions used to calculate his total compensation are described in the footnotes to the Summary Compensation Table.

Pay-versus-Performance

The following table shows the total compensation from the Summary Compensation Table to compensation actually paid ("CAP") for the CEO and the CAP paid to the other non-CEO named executive officer ("NEO") during 2025. This table also includes, for comparative purposes, the Company's total stockholder return and the Company's net income. The total stockholder return assumes a hypothetical investment of $100 in Common Stock on December 31, 2022, with dividends reinvested. The table below shows net income of the Company as reported in the Consolidated Statements of Income in our annual report on Form 10-K.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO (1)	Summary Compensation Table Total for Non-CEO NEO (2)	Compensation Actually Paid to Non-CEO NEO (2)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return ("TSR")	Net Income
2025	$791,726	$823,277	$455,546	$472,054	$158	$14,420,000
2024	$744,755	$848,105	$421,267	$475,106	$141	$13,751,000
2023	$670,565	$667,849	$364,325	$362,819	$89	$13,059,000

(1) The CEO, included in both years above is Mr. Bianchi. To calculate the CEO CAP, the following amounts were deducted from and added to Summary Compensation Table total compensation. There were no awards that failed to meet the applicable vesting condition or that were forfeited during 2025.

	Summary Compensation Table		Current Year Stock Awards		Prior Stock Awards
Year	Total Compensation	Stock Awards	Year End Fair Value of Awards Outstanding & Unvested	Vest Date Fair Value of Awards Granted & Vested in Current Year	Change in Fair Value of Awards Outstanding & Unvested	Change in Fair Value of Awards Vested in Current Year	Total Dividends Paid on Unvested Awards	Compensation Actually Paid (CAP)
2025	$791,726	$(147,044)	$162,840	$0	$17,666	$(2,565)	$654	$823,277
2024	$744,755	$(138,720)	$190,218	$0	$48,648	$1,548	$1,656	$848,105
2023	$670,565	$(134,675)	$127,592	$0	$(2,989)	$4,408	$2,948	$667,849

(2) The non-CEO NEO, included in both years above is Mr. Broucek. To calculate the Non-CEO NEO CAP, the following amounts were deducted from and added to Summary Compensation Table total compensation. There were no awards that failed to meet the applicable vesting condition or that were forfeited during 2025.

	Summary Compensation Table		Current Year Stock Awards		Prior Stock Awards
Year	Total Compensation	Stock Awards	Year End Fair Value of Awards Outstanding & Unvested	Vest Date Fair Value of Awards Granted & Vested in Current Year	Change in Fair Value of Awards Outstanding & Unvested	Change in Fair Value of Awards Vested in Current Year	Total Dividends Paid on Unvested Awards	Compensation Actually Paid (CAP)
2025	$455,546	$(77,367)	$85,660	$0	$9,210	$(1,336)	$341	$472,054
2024	$421,267	$(72,306)	$99,140	$0	$25,360	$782	$863	$475,106
2023	$364,325	$(70,192)	$66,501	$0	$(1,548)	$2,206	$1,527	$362,819

Description of Pay Versus Performance

As described above, a significant portion of annual target compensation awarded to management is compensation at risk because it depends on our company’s performance against pre-established performance goals. The amounts reflected as “Compensation Actually Paid” represent a new required calculation of compensation that differs from our Summary Compensation Table calculation of compensation. This “Compensation Actually Paid” calculation methodology also differs from how our Compensation Committee views annual compensation decisions.

The following chart sets forth the relationship between PEO CAP, Non-PEO NEO CAP and our company’s TSR during fiscal years 2023 through 2025.

Citizens TSR vs. Compensation Actually Paid
$1,000
$800
$600
$400
$200
$0
Compensation Actually Paid ($000)
$200
$150
$100
$50
$0
Value of $100 Investment From 12/31/22
$668
$363
$89
$848
$475
$141
$823
$472
$158
FY2023
FY2025
FY2025
PEO CAP ($000)
NON-PEO NEO CAP ($000)
Citizens TSR

The following chart sets forth the relationship between PEO CAP, Non-PEO Cap and our Company's net income during fiscal years 2023 through 2025.

Citizens Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($000)
$1,000
$800
$600
$400
$200
$0
Net Income ($M)
$21
$18
$15
$12
$9
$6
$3
$0
$668
$363
$13.1
$848
$475
$13.8
$823
$472
$14.4
FY2023
FY2024
FY2025
PEO CAP ($000)
NON-PEO NEO CAP ($000)
Citizens Net Income

PROPOSAL 2:
APPROVAL OF 2026 OMNIBUS INCENTIVE PLAN
Our Board of Directors has approved the adoption of the 2026 Omnibus Incentive Plan (the “Omnibus Plan”), subject to stockholder approval. The following summary of the Omnibus Plan is qualified in its entirety by the full text of the Omnibus Plan, which is attached as Annex A to this proxy statement.

We believe the Omnibus Plan will be an important factor in attracting, rewarding and retaining valuable employees, and that approving the Omnibus Plan to facilitate its use will allow us to advance such purpose. The Omnibus Plan will allow us to provide equity incentive compensation to our employees and non-employee directors. It is intended to promote the best interests of our Company and our stockholders by assisting us in recruiting and retaining key employees, members of the Board and consultants, and encouraging such individuals to align their interests with those of our Company and its stockholders by enabling such individuals to participate in the future success of our Company.

The Board believes that approval of the Omnibus Plan will serve the interests of our Company and our stockholders by providing for a sufficient amount of shares reserved for issuance under the Omnibus Plan for several years, so that we can grant awards to promote our long-term financial success; attract, motivate, and retain key talent; align employee and non-employee award recipient interests with stockholder interests; link employee and non-employee award recipient interests to our performance; and maintain a culture based on employee and non-employee director share ownership.

If the stockholders approve this proposal, the Omnibus Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the Omnibus Plan described in this proposal will not take effect. Furthermore, if stockholders do not approve this proposal, our ability to attract, reward and retain valuable employees will be restricted as we will not have a sufficient number of shares to make equity grants in the years to come.

Our Board of Directors recommends that you vote FOR approval of this proposal.

Shares Outstanding and Available for Grant

The table below shows, as of April 10, 2026, the shares reserved for issuance of outstanding awards and shares available for future grant under each of our long-term incentive plans in which our employees and non-employee directors are eligible to receive, or currently have outstanding, grants of equity compensation. As illustrated below, if the stockholders approve the Omnibus Plan, the only shares available for future grants will be those reserved for issuance thereunder, as any shares available for future grants under the 2018 Equity Incentive Plan will be cancelled upon approval of the Omnibus Plan.

	Current		After Approval of Omnibus Plan
Name	Shares Reserved for issuance of Outstanding Awards	Shares Available for Future Awards	Shares Reserved for Issuance of Outstanding Awards	Shares Available for Future Awards
2026 Omnibus Incentive Plan	—	—	—	300,000
2018 Equity Incentive Plan	—	6,852	—	—
2008 Equity Incentive Plan	30,500	—	30,500	—
Non-Stockholder Approved Awards	—	—	—	—
Total	30,500	6,852	30,500	300,000

Sound Governance Features of the Plan

Our directors believe that the Omnibus Plan contains several features that are consistent with protecting the interests of our Company’s stockholders and sound corporate governance practices, including the following:

•No “evergreen” provision. The number of shares of common stock available for issuance under the Omnibus Plan is fixed and does not adjust based upon the number of outstanding shares of common stock.
•Not excessively dilutive to stockholders. Subject to adjustment, the maximum number of shares of common stock authorized for issuance under the Omnibus Plan will be 300,000.
•Limits on “recycling” of shares. Shares withheld to satisfy tax-withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered because of a “net exercise” of a stock option or settlement of a stock appreciation right (“SAR”) in shares of common stock do not become available for issuance as future award grants.
•No stock option or SAR reloads. The Omnibus Plan does not authorize stock option or SAR reloads.
•Stock option exercise prices and SAR grant prices are not lower than fair market value on grant date. The Omnibus Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of common stock on the grant date. The Omnibus Plan does allow for the subsequent adjustment of the exercise prices of outstanding awards in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants.
•No re-pricing or exchange of “underwater” options or SARs without stockholder approval. The Omnibus Plan prohibits the re-pricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants. The Omnibus Plan defines “re-pricing” broadly to include amendments or modifications to the terms of outstanding stock options or SARs to lower the exercise or grant price, canceling “underwater” stock options or SARs in exchange for cash, replacement awards having a lower exercise price or other awards, or repurchasing “underwater” stock options or SARs and granting new awards.
•Stock options, SARs and unvested performance awards are not entitled to dividend equivalent rights. Stock option, SAR and unvested performance award holders have no rights as stockholders with respect to the shares underlying their awards until such awards are exercised or vested and shares are issued. As a result, stock options, SARs and unvested performance awards under the Omnibus Plan have no dividend equivalent rights associated with them.
•Dividend equivalent rights on restricted stock awards and restricted stock units are subject to the same restrictions as the restricted stock awards and restricted stock units. Unless the Compensation Committee determines otherwise, restricted stock awards and restricted stock units granted under the Omnibus Plan carry a right to dividend equivalents. In all cases, dividend equivalents on restricted stock awards and restricted stock units are subject to the same conditions and restrictions as the restricted stock awards and restricted stock unit to which they relate.
•Stockholder approval is required for material revisions to the plan. Consistent with NASDAQ listing rules, the Omnibus Plan requires stockholder approval of material revisions to the plan. The Omnibus Plan also requires stockholder approval of certain additional revisions to the plan that would not otherwise require stockholder approval under NASDAQ listing rules.
•Members of the committee administering the plan are non-employee, independent directors. The Omnibus Plan is administered by the Compensation Committee, or by a subcommittee thereof, or any other committee designated by the Board in accordance with the Omnibus Plan. All members of any committee administering the Omnibus Plan are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” under the NASDAQ listing rules.
•“Clawback” provisions. The Omnibus Plan contains “clawback” provisions. If the committee determines that a participant has taken any action that would constitute “cause” or an “adverse action,” as the Omnibus Plan defines such terms, while providing services to the Company, or after termination of such services, all rights of the participant under the Omnibus Plan and any agreements evidencing an incentive award the participant then holds will terminate and be forfeited. In addition, the committee may require the participant to return to the Company any shares received, any profits or any other economic value realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards. In addition, the Omnibus Plan incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement. In addition, all awards under the Omnibus Plan are subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable award agreement.
•“Double-Trigger” vesting following change in control. If the surviving or acquiring company in a change in control assumes our Company’s outstanding incentive awards or provides for their equivalent substitutes, the Omnibus Plan provides for accelerated vesting of incentive awards following a change in control only upon the termination of the employee’s service, a material reduction in an employee’s base salary, a discontinuation of participation in certain long-term cash or equity benefits provided to comparable employees, a significant change in job responsibilities or the need to relocate, provided these events occur within two years of a change in control. By using a so-called “double trigger” change in control, and thereby tying accelerated vesting to a change in control and a subsequent event, rather than the mere consummation of a change in control transaction, we believe we are better able to balance the employee’s need for certainty with the interests of our stockholders.
•Minimum vesting and performance period requirements. The committee does not have the authority to waive, lapse or accelerate the exercisability or vesting of any award held by an employee, except (a) in connection with the death, disability or retirement of the participant or a change in control, or (b) upon the achievement of performance goals as specified in the Omnibus Plan.

Because equity-based incentives are intended to help align the interests of management and stockholders and enhance long-term value, which may be undermined if award recipients may immediately dispose of all or most of the shares received, we combine these sound governance features with share ownership guidelines that require our chief executive officer, his direct reports and our non-employee directors to own shares of a value equal to a multiple of their annual base pay, or annual cash retainer, as applicable.

Description of the Plan

The following summary of the major features of the Omnibus Plan does not purport to be complete and is qualified in its entirety by the full text of the Omnibus Plan, which is attached to this proxy statement as Annex A.

Purpose. The Omnibus Plan advances the interests of the Company and stockholders by enabling our Company and its subsidiaries to attract and retain qualified individuals to perform services, providing incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and providing opportunities for equity participation that align the interests of recipients with those of Company stockholders.

Plan Administration. The Compensation Committee administers the Omnibus Plan. All members of the committee are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” under the NASDAQ listing rules.

Under the terms of the Omnibus Plan, subject to certain limitations, the committee has authority to, among other things:

•Select eligible participants to whom awards are granted;
•Determine the types and amounts of awards to be granted and when;
•Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such incentive awards;
•Subject to stockholder approval requirements for some amendments, determine whether and under what circumstances and terms to amend the Omnibus Plan or any outstanding incentive award agreement;
•Interpret the Omnibus Plan and any instrument evidencing an incentive award under the Omnibus Plan and establish rules and regulations pertaining to its administration;
•Determine fair market value in accordance with the Omnibus Plan;
•Authorize any person to execute on behalf of the Company an incentive award agreement or other instrument required to effect a grant;

•Determine whether incentive awards will be settled in shares of common stock, cash or in any combination thereof;
•Determine whether an incentive award will be adjusted for dividend equivalents, provided, however, that no dividends or dividend equivalents will be paid out with respect to options, SARs and unvested performance awards;
•Impose restrictions, conditions or limitations on resales and subsequent transfers; and
•Make any other determination and take any other action that the committee deems necessary or desirable for administration of the Omnibus Plan.

Delegation. The committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers, as it may deem advisable. The committee may authorize one or more directors or executive officers of the Company to designate employees, other than executive officers, directors, or 10% stockholders of the Company, to receive awards under the Omnibus Plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing or Exchange. The committee may not, except as described below under the heading “Adjustments,” without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or SAR by: (1) amending or modifying the terms of the option or SAR to lower the exercise price; (2) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price; or (C) other incentive awards; or (3) repurchasing the underwater options or SARs and granting new incentive awards under the Omnibus Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or SAR.

Shares Authorized. Subject to adjustment (as described below), the maximum number of shares of common stock authorized for issuance under the Omnibus Plan is 300,000 shares. No more than 300,000 shares may be granted as incentive stock options.

Shares of common stock that are issued under the Omnibus Plan or that are subject to outstanding incentive awards are applied to reduce the maximum number of shares of common stock remaining available for issuance under the Omnibus Plan only to the extent they are actually used. However, the full number of shares of common stock subject to SARs granted under the Omnibus Plan that are settled by the issuance of shares of common stock are counted against the shares authorized for issuance under the Omnibus Plan, regardless of the number of shares actually issued upon settlement of such SARs. Furthermore, any shares of common stock withheld to satisfy tax withholding obligations on incentive awards issued under the Omnibus Plan, any shares of common stock withheld to pay the exercise price of incentive awards under the Omnibus Plan and any shares of common stock not issued or delivered as a result of the “net exercise” of an outstanding option are counted against the shares of common stock authorized for issuance under the Omnibus Plan. Any shares of common stock repurchased by the Company on the open market using the proceeds from the exercise of an incentive award do not increase the number of shares available for future grant of incentive awards. Any shares of common stock related to incentive awards under the Omnibus Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares, or are settled in cash in lieu of shares, or are exchanged with the committee’s permission, prior to the issuance of shares, for incentive awards not involving shares, are available again for grant under the Omnibus Plan

Minimum Vesting and Performance Period Requirements. No shares of common stock may be granted under the Omnibus Plan subject to: (a) SARs, restricted stock awards or restricted stock units granted to employees that vest solely based on continued service of the employees and that become exercisable more rapidly than ratably over a three-year period after the date of grant, except in connection with the death, disability or retirement of an employee or a change in control; or (b) performance awards granted to employees with a performance period of less than one year.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the Company, the committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the Omnibus Plan. In order to prevent dilution or enlargement of the rights of participants, the committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Participation. Incentive awards may be granted to employees, non-employee directors and consultants of the Company or any of its subsidiaries. A “consultant” is one who renders services that are not in connection with the offer and sale of Company’s securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for Company securities. As of April 10, 2026, approximately 238 employees and 7 non-employee directors were eligible to participate in the Omnibus Plan.

Types of Awards. The Omnibus Plan permits the Company to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, performance awards, non-employee director awards, other stock-based awards and cash-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Non-Statutory and Incentive Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Omnibus Plan permits the grant of both non-statutory and incentive stock options. Each stock option granted under the Omnibus Plan must be evidenced by an incentive award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. Other than the non-employee director options described below, each stock option will vest and become exercisable at such time or times as determined by the committee. The exercise price of each stock option granted under the Omnibus Plan must be at least 100% of the fair market value of a share of common stock as of the date the award is granted to a participant. Fair market value is the closing price of common stock, as reported by NASDAQ. The closing price of Citizens common stock, as reported by NASDAQ, on April 10, 2026, was $20.68 per share. The committee fixes the terms and conditions of each stock option, subject to certain restrictions. The committee fixes the term of each stock option, but stock options granted under the Omnibus Plan are not exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by “net exercise,” or by a combination of such methods; or such other method as may be permitted by the committee. In the case of a “net exercise” of a stock option, the Company does not require payment of the exercise price or any required tax withholding obligations related to the exercise, but reduces the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.

Stock Appreciation Rights (SARs). A SAR is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of common stock and the grant price of such shares. Each SAR granted must be evidenced by an incentive award agreement that specifies the grant price, the term, and such other provisions as the committee may determine. The exercise price of a SAR must be at least 100% of the fair market value of the Company’s common stock on the date of grant. The committee fixes the term of each SAR, but SARs granted under the Omnibus Plan are not exercisable more than 10 years after the date the SAR is granted. Each SAR granted under the Omnibus Plan will vest and become exercisable at such time or times as determined by the committee.

Restricted Stock Awards and Restricted Stock Units. Restricted stock awards and/or restricted stock units may be granted under the Omnibus Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. The committee determines, and sets forth in an incentive award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units do not have voting rights with respect to their restricted stock units. After all conditions and restrictions applicable to restricted stock awards and/or restricted stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards become freely transferable subject to applicable securities laws (except as otherwise provided in the Omnibus Plan) and restricted stock units are paid in cash, shares of common stock, or some combination of cash and shares of common stock as determined by the committee. The committee may provide that a restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code.

Performance Awards. Performance awards, in the form of cash, shares of common stock or a combination of both, may be granted under the Omnibus Plan in such amounts and upon such terms as the committee may determine. The committee determines, and sets forth in an incentive award agreement, the amount of cash and/or number of shares, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares earned by the participant.

Non-Employee Director Awards. The committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options, SARs or full value awards, which are awards other than stock options or SARs that are settled by the issuance of shares of common stock. The committee may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options, SARs or full value awards. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the committee may establish in its sole discretion consistent with the provisions of the Omnibus Plan.

The Omnibus Plan permits non-employee directors to elect to receive shares of common stock in lieu of their director fees otherwise payable in cash. The election to receive common stock in lieu of cash must be made in the calendar quarter preceding the date any such fees are payable. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by the fair market value of the common stock on the date such fees would otherwise have been payable.

Any awards granted to non-employee directors under the Omnibus Plan must be made by a committee consisting solely of directors who are “independent directors” within the meaning of the NASDAQ listing rules.

Other Stock-Based Awards and Cash Awards. Other stock-based awards (including the grant or offer for sale of unrestricted shares of common stock or the payment in cash or otherwise of amounts based on the value of shares of common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the committee. These other stock-based awards are expressed in terms of shares of common stock or units based on shares of common stock, as determined by the committee. Other stock-based award are paid in cash or shares of common stock, as determined by the committee. Cash-based awards may be granted to participants in such amounts and upon such terms as the committee may determine. These cash-based awards are paid in cash only.

Performance Goals. The committee may provide in any such incentive award that includes performance goals that any evaluation of performance may include or exclude any of the following events that occur during a performance period: items related to a change in accounting principles; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the Company during the performance period; items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments; items related to amortization of acquired intangible assets; items that are outside the scope of the Company’s core, on-going business activities; items related to acquired in-process research and development; items relating to changes in tax laws; items relating to major licensing or partnership arrangements; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

The committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on the financial performance of the Company (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting the Company or its financial statements or of changes in applicable laws, regulations or accounting principles, whenever the committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Omnibus Plan.

Dividend Equivalents. With the exception of stock options, SARs and unvested performance awards, awards under the Omnibus Plan may, in the committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of the Company’s common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of the Company’s common stock by such formula and at such time and subject to such limitations as determined by the committee.

Termination of Service – Death or Disability. Except as otherwise provided in the Omnibus Plan or an incentive award agreement, in the event a participant’s employment or other service with the Company or any of its subsidiaries is terminated by reason of death or disability, then:
•All outstanding stock options (including non-employee director options) and SARs held by the participant will become immediately exercisable and will remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expires;
•All outstanding shares of restricted stock held by the participant will become fully vested; and
•All outstanding, but unpaid, restricted stock units, performance awards, other stock-based awards and cash-based awards held by the participant will terminate and be forfeited. However, with respect to any incentive awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated by death or disability prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.

Termination of Service – Retirement. Except as otherwise provided in the Omnibus Plan or an incentive award agreement, in the event a participant’s employment or other service with the Company or any of its subsidiaries is terminated by reason of retirement (except with respect to non-employee directors), then:
•All outstanding stock options (except non-employee director options) and SARs held by the participant will be unaffected by retirement, including vesting, exercisability and expiration requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded. Such options and SARs will not be exercisable later than the date the stock options or SARs expires;
•All outstanding restricted stock awards held by the participant will be unaffected by retirement, including vesting requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded; and
•All outstanding, but unpaid, restricted stock units, performance awards, other stock-based awards and cash -based awards held by the participant will be unaffected by such retirement, including vesting requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded. However, with respect to any incentive awards the vesting or payment amount of which is based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary, as the case may be, is terminated by reason of retirement prior to the end of the performance period of such incentive award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee shall cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered or payment amount determined for partial fiscal years.

Termination of Service – Other. Except as otherwise provided in the Omnibus Plan or an incentive award agreement, if a plan participant’s employment or other service with the Company or any of its subsidiaries is terminated for any reason other than death, disability or retirement, then:
•All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of termination, but those that are not exercisable will terminate and be forfeited;
•All stock options, SARs and outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited; and
•All outstanding, but unpaid, restricted stock units, performance awards, other stock-based awards and cash-based awards held by the participant will terminate and be forfeited.

It is important to note that the foregoing terms are the standards that apply to awards to the extent that the award agreement does not provide for different terms. The committee may, in its sole discretion, and consistent with other terms of the Omnibus Plan, provide for different termination, forfeiture, vesting and exercisability provisions, whether more or less restrictive than the foregoing standard terms, in any agreement evidencing an incentive award granted under the Omnibus Plan.

Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with the Company or any subsidiary, the committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, restricted stock units, performance awards, non-employee director awards, other stock-based awards and cash-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the committee; provided, however, that (a) no stock option or SAR may remain exercisable beyond its expiration date; (b) the committee taking any such action relating to non-employee director awards will consist solely of “independent directors” as defined by NASDAQ; and (c) any such action by the committee adversely affecting any outstanding incentive award will not be effective without the consent of the affected participant, except to the extent the committee is authorized by the Omnibus Plan to take such action.

Determination of Termination. The change in a participant’s status from an employee to a consultant will be deemed a termination unless the committee determines otherwise, in its sole discretion. The change in a participant’s status from a consultant to an employee will not be deemed a termination of the participant’s service as a consultant. Unless the committee determines otherwise, a participant’s termination date will be deemed to be the date recorded on personnel or other records of the Company or any subsidiary. If the payment of an incentive award that is subject to Section 409A of the Code is triggered by termination of a participant’s employment or other service, the termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action while providing services to the Company or after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the Omnibus Plan, all rights of the participant under the Omnibus Plan and any agreements evidencing an incentive award then held by the participant will terminate and be forfeited. The committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any incentive awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the committee to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages to collect any amount due. In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the Omnibus Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all awards under the Omnibus Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable award agreement.

Change in Control and Acceleration of Vesting. Generally, a change in control will mean:
•If any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change in Control;
•During any twelve-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;
•The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board) and such merger or consolidation is consummated; or
•The stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.

Without limiting the authority of the committee to adjust incentive awards as discussed under the headings “Plan Administration” and “Adjustments,” if a change in control of the Company occurs and the Company is not the surviving corporation and the acquiring corporation does not assume the outstanding incentive awards or substitute equivalent awards, then:

•All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the Company or any subsidiary;
•All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and
•All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

However, no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other incentive awards in the event of a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable incentive award agreement.

If the Company is the surviving corporation following a change in control, or the acquiror assumes the outstanding incentive awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such incentive awards, then all incentive awards under the Omnibus Plan or the substitute awards will remain outstanding and be governed by their respective terms and the provisions of the Omnibus Plan or its successor.

If a participant’s employment or other service with the Company is terminated without “cause” or “adverse action” or by the participant for “good reason” (as such terms are defined in the Omnibus Plan), in either case within two years following a change in control, then:
•All outstanding options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in employment or service with the Company;
•All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and
•All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

However, no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the termination of the participant’s employment or service following a change in control unless such termination also constitutes a “separation from service” and unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other incentive awards in the event of a participant’s termination of employment or service following a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable award agreement.

Term, Termination and Amendment. Unless sooner terminated by the Board, the Omnibus Plan will terminate on June 16, 2036. No incentive award will be granted after termination of the Omnibus Plan, but incentive awards outstanding upon termination of the Omnibus Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Omnibus Plan.

Subject to certain exceptions, the Board has the authority to terminate and the committee has the authority to amend the Omnibus Plan or any outstanding award agreement at any time and from time to time. No amendments to the Omnibus Plan will be effective without stockholder approval if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the common stock is then traded, or applicable U.S. state and federal laws or regulations where incentive awards are, or will be, granted under the Omnibus Plan; or (b) such amendment would: (1) modify the Omnibus Plan’s prohibition on repricing options or SARs; (2) materially increase benefits accruing to participants; (3) increase the aggregate number of shares of common stock issued or issuable under the Omnibus Plan; (4) modify the eligibility requirements for participants in the Omnibus Plan; or (5) reduce the minimum exercise price applicable to options and SARs. No termination or amendment of the Omnibus Plan or an incentive award agreement shall adversely affect in any material way any award previously granted under the Omnibus Plan without the written consent of the participant holding such award.

No Waiver, Lapse or Acceleration of Exercisability or Vesting. The committee does not have the authority to waive, lapse or accelerate the exercisability or vesting of any award held by an employee, except (a) in connection with the death, disability or retirement of the participant or a change in control, or (b) upon the achievement of performance goals as specified in the Omnibus Plan.

New Plan Benefits

2026 Omnibus Incentive Plan

Name and Position	Dollar Value(s) (a)	Number of Shares
Stephen M. Bianchi Chairman and Chief Executive Officer	$—	—
James S. Broucek Chief Financial Officer	$—	—
Executive Group	$—	—
Non-Executive Director Group	$—	—
Non-Executive Officer Employee Group	$—	—

(a) Awards granted under the Omnibus Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of this proposal. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the Omnibus Plan.

Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the Company of transactions under the Omnibus Plan. This summary is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the Omnibus Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state or local tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Omnibus Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and the Company is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss recognized on sale of the shares will be treated as long-term capital gain or loss. If the shares of common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the Company’s common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, the Company will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Company’s common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and the Company will be entitled to a deduction in an equal amount in the same tax year. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and the Company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and performance units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the award granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the award on such date over the participant’s cost for such award (if any), and the same amount is deductible by the Company. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and the Company’s deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the award at the time of grant over the participant’s cost, if any, and the same amount is deductible by the Company. If a stock or stock unit award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by the Company.

Cash-Based Awards. Cash-based awards are taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and the Company receives a corresponding deduction in an amount equal to the ordinary income recognized by the participant.

Withholding Obligations. The Company is entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for the Company to satisfy the recipient’s federal, state or local tax withholding obligations with respect to incentive awards granted under the Omnibus Plan. Withholding for taxes is limited to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company. The committee may permit a participant to satisfy a tax obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A. Grants under the Omnibus Plan are intended to comply and be administered in compliance with Section 409A, including, but not limited to, any future amendments to Section 409A, and any other Internal Revenue Service or other governmental rulings or interpretations issued pursuant to Section 409A so as not to subject any participant to payment of interest or any additional tax under Section 409A. Grants are intended to either satisfy the requirements of Section 409A or to be exempt from the application of Section 409A, and the Omnibus Plan shall be construed and interpreted accordingly.

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an incentive award or the payment of cash in exchange for all or part of an incentive award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, the Company will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Vote Required for Approval
Approval of the Omnibus Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present in person or by proxy. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.

Our Board of Directors recommends that you vote FOR approval of this proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 10, 2026 about our common stock that may be issued under our existing    equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (2)
Equity compensation plans approved by security holders	30,500	$12.41	6,852
Equity compensation plans not approved by security holders	—	$—	—
Total	30,500	$12.41	6,852

(1) Represents shares of our common stock to be issued upon exercise of outstanding stock options under the 2008 Equity Incentive Plan.

(2) Represents shares of our common stock available for issuance under the 2018 Equity Incentive Plan. Upon stockholder approval of the 2026 Omnibus Incentive Plan, no new awards may be granted under the 2018 Equity Incentive Plan.

PROPOSAL 3:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
We believe that our compensation policies and procedures, which are reviewed and approved by our Compensation Committee, are designed to align our named executive officer’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate, and retain key executives who are important to Citizens’ continued success. The Compensation Committee periodically reviews all elements of our executive compensation program and takes any steps it deems necessary to continue to fulfill the objectives of our compensation programs.
Stockholders are encouraged to carefully review the Executive Compensation section of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our executive officers and other managers with the interests of our stockholders.
We believe stockholders should consider the following in determining whether to approve this proposal:
•Each member of Citizens’ Compensation Committee is independent under the applicable standards of NASDAQ;
•The Compensation Committee continually monitors our performance and adjusts compensation practices accordingly;
•The Compensation Committee regularly assesses our individual and total compensation programs against peer companies, the general marketplace and other industry data points;
•We have maintained base salaries for our named executive officers at modest levels and increased base salaries in line with our peers;
•We do not offer supplemental retirement benefits to any of our named executive officers; and
•Our employment agreements with Mr. Bianchi and Mr. Broucek provide for a “double-trigger” rather than a “single-trigger” condition regarding the compensation and benefits received in connection with a qualifying termination in the event of a “change in control.”
Congress has enacted requirements commonly referred to as “say on pay” rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. As required by these rules under Section 14A of the Exchange Act, we are asking that the stockholders vote in favor of the following resolution:

“Resolved, that the stockholders of Citizens Community Bancorp, Inc. approve the compensation of Citizens’ named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Because this stockholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval
The approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present in person or by proxy. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.

Board of Directors Recommendation
The Board of Directors recommends a vote FOR the non-binding advisory resolution approving our executive compensation.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Our Audit Committee has appointed Crowe LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2026. Unless otherwise directed, proxies will be voted for the ratification of such appointment.

Although this appointment is not required to be submitted to a vote of our stockholders, our Board of Directors believes it appropriate as a matter of policy to request that our stockholders ratify the appointment. If stockholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such a change would be in the Company’s best interests.

It is not expected that representatives of Crowe LLP, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, will be present at the Annual Meeting. Citizens management will be available to respond to relevant questions regarding the appointment of our auditor.
Vote Required for Approval
The approval of the ratification of Crowe LLP requires the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present in person or by proxy. There will be no broker non-votes on this proposal, and abstentions will not count toward the determination of whether this proposal is approved.

Board of Directors Recommendation
The Board of Directors recommends a vote FOR the ratification of Crowe LLP as Citizens' independent registered public accounting firm for the fiscal year ending December 31, 2026.

ANNUAL REPORT ON FORM 10-K
We are required to file an annual report, called a Form 10-K, with the SEC. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Corporate Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders, unless the affected stockholder has provided contrary instructions. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Citizens' stockholders may be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Written requests should be directed to Corporate Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, or call 715-839-4681. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
STOCKHOLDER PROPOSALS
Any stockholder who desires to submit a proposal for inclusion in our proxy statement (our “2027 Proxy Statement”) for our 2027 annual meeting (the “2027 Annual Meeting”) in accordance with Rule 14a-8 must submit the proposal in writing to Corporate Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701. We must receive a proposal by December 30, 2026 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in our 2027 Proxy Statement.
Stockholder proposals that are not intended to be included in the proxy materials for our 2027 Annual Meeting, but that are to be presented by the stockholder from the floor are subject to the advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices after February 16, 2027 (120 days prior to the anniversary of this annual meeting of stockholders) and before March 18, 2027 (90 days prior to the anniversary of this annual meeting of stockholders), except with respect to director nominations. The notice must set forth the following: (i) as to any business (other than the nomination of individuals for election as directors of the Company) that the stockholder proposes to bring before the meeting, a description of such business (including the text of any proposal, which may not be materially changed upon presentation at the meeting), the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder, individually or in the aggregate, including any anticipated benefit to the stockholder therefrom; (ii) the name and address of the stockholder proposing such business, as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class, series and number of all shares of stock or other securities, if any, of the Company which are owned (beneficially or of record) by such stockholder; (iv) whether and the extent to which such stockholder, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (A) manage risk or benefit of changes in the price of Company securities for such stockholder or (B) increase or decrease the voting power of such stockholder in the Company disproportionately to such person’s economic interest in the Company securities; (v) a description of any plans or proposals which such stockholder may have with respect to any Company securities that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D and all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D, regardless of whether the requirement to file a Schedule 13D is applicable, (vi) a representation that such stockholder, or such stockholder’s duly-authorized proxy, intends to appear in person at the meeting to bring such business; and (vii) any other information relating to such stockholder or item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Regulation 14A (or any successor provision) of the Exchange Act.
Stockholder proposals related to director nominations under our Bylaws must be received at our principal offices not less than ninety (90) days prior to the date of the meeting; provided, however, that if less than one hundred (100) days’ notice or prior disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the Company, whichever shall first occur. The stockholder’s notice must comply with the same requirements for the notice described above for proposals other than in connection with director nominations, must be in writing and shall set forth: (i) as to each individual whom the stockholder proposes to nominate for election or re-election as a director, (A) all information relating to the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act; (B) the class, series and number of all Company securities, if any, which are owned (beneficially or of record) by each proposed nominee and (C) whether and the extent to which each proposed nominee, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (1) manage risk or benefit of changes in the price of Company securities for each such proposed nominee or (2) increase or decrease the voting power of each such proposed nominee in the Company disproportionately to such person’s economic interest in the Company securities; and (ii) as to the stockholder giving the notice, a representation that such stockholder or nominee intends or is part of a group which intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the nominee in accordance with Rule 14a-19 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director of Citizens if elected.
If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2027 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

OTHER MATTERS
Our directors know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or postponement thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                BY ORDER OF THE BOARD OF DIRECTORS

Stephen M. Bianchi,
President and Chief Executive Officer,
Chairman of the Board
Eau Claire, Wisconsin
April 29, 2026

ANNEX A
CITIZENS COMMUNITY BANCORP, INC.
2026 OMNIBUS INCENTIVE PLAN

1. Purpose of Plan.

The purpose of this Plan is to advance the interests of the Company and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and providing opportunities for equity participation that align the interests of such individuals with the interests of Company stockholders.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.
2.1 “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.
2.2 “Board” means the Board of Directors of the Company.
2.3 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.
2.4 “Cash-Based Award” means an Incentive Award that is denominated and paid in cash not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.
2.5 “Cause” means (a) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (d) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.
2.6 “Change in Control” means an event described in Section 16.1 of this Plan.
2.7 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.
2.8 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of Directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.
2.9 “Common Stock” means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of this Plan.

2.10 “Company” means Citizens Community Bancorp, Inc. and any successor thereto as provided in Section 23.6 of this Plan.
2.11 “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
2.12 “Director” means a member of the Board.
2.13 “Director Fees” means any compensation payable by the Company in the form of cash to a Non-Employee Director for service as a Non-Employee Director on the Board or any committee of the Board as may be approved from time to time by the Board, excluding expense allowances, reimbursements and insurance premiums paid to or on behalf of such Non-Employee Directors.
2.14 “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.
2.15 “Effective Date” means June 16, 2026, or such later date as this Plan is initially approved by the Company’s stockholders.
2.16 “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.
2.17 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.
2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.
2.19 “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the most recently ended regular trading session on which such shares were traded); (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the most recently ended regular trading session on which such shares were traded or quoted); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.
2.20 “Full Value Award” means an Incentive Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.21 “Good Reason” has the meaning set forth in Section 16.2 of this Plan.
2.22 “Grant Date” means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.
2.23 “Incentive Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Non-Employee Director Award, Other Stock-Based Award or Other Cash-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.
2.24 “Incentive Award Agreement” means either: (a) a written or electronic (as provided in Section 22.8) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.8) statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof.
2.25 “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.
2.26 “Non-Employee Director” means a Director who is not an Employee.
2.27 “Non-Employee Director Award” means any Non-Statutory Stock Option, Stock Appreciation Right or Full Value Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.
2.28 “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10.1 of this Plan.
2.29 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.
2.30 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.
2.31 “Other Stock-Based Award” means an equity-based or equity-related Incentive Award not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.
2.32 “Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.
2.33 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.
2.34 “Performance Goals” mean with respect to any applicable Incentive Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Incentive Award Agreement.
2.35 “Performance Measures” mean any performance measures as determined by the Committee in its sole discretion and set forth in the applicable Incentive Award Agreement for purposes of determining the applicable Performance Goal.
2.36 “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Incentive Award.
2.37 “Plan” means the Citizens Community Bancorp, Inc. 2026 Omnibus Incentive Plan, as may be amended from time to time.
2.38 “Plan Year” means the Company’s fiscal year.
2.39 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

2.40 “Prior Plan” means the Citizens Community Bancorp, Inc. 2018 Equity Incentive Plan, as may be amended from time to time.
2.41 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.
2.42 “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.
2.43 “Retirement,” unless otherwise defined in the Incentive Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Subsidiary, means “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant completes ten (10) years of service with the Company and reaches age fifty-five (55), with the present intention to leave the Company’s industry or to leave the general workforce.
2.44 “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.
2.45 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.
2.46 “Stock-Based Award” means any equity-based or equity-related Incentive Award made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards denominated or payable in shares of Common Stock and Other Stock-Based Awards.
2.47 “Subsidiary” means any corporation or other entity in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
2.48 “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.
3. Plan Administration.
3.1 The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members either at a meeting or by written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.
3.2 Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:
(a) To designate the Eligible Recipients to be selected as Participants;
(b) To determine the nature and extent of the Incentive Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards, and the form of Incentive Award Agreement, if any, evidencing such Incentive Award;
(c) To determine the time or times when Incentive Awards will be granted;
(d) To determine the duration of each Incentive Award;

(e) To determine the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;
(f) To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;
(g) To determine Fair Market Value in accordance with Section 2.19 of this Plan;
(h) To amend this Plan or any Incentive Award Agreement, as provided in this Plan;
(i) To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;
(j) To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;
(k) Subject to Section 13, to determine whether Incentive Awards will be adjusted for “dividend equivalents,” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant; and
(l) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.
3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more Directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Incentive Awards pursuant to this Plan; and (b) determine the size of any such Incentive Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such Director(s) or officer(s) for any Incentive Awards granted to an Eligible Recipient who is subject to the reporting and liability provisions of Section 16 under the Exchange Act; (y) the resolution providing such authorization will set forth the type of Incentive Awards and total number of each type of Incentive Awards such Director(s) or officer(s) may grant; and (z) such Director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Incentive Awards granted pursuant to the authority delegated.
3.4 No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.4, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.
3.5 Incentive Award Grants to Non-Employee Directors. Notwithstanding any other provision of this Plan, all grants of Non-Employee Director Awards will only be granted and administered by a Committee comprised solely of members of the Board who are “independent directors” within the meaning of the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

4. Shares Available for Issuance.
4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan shall equal 300,000 shares.

4.2 Restrictions on Incentive Stock Options. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan pursuant to Incentive Stock Options will be 300,000 shares.
4.3 Accounting for Incentive Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1.
4.4 Adjustments to Shares and Incentive Awards.
(a) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limit set forth in Section 4.2, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Incentive Awards. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.
(b) Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder and the sub-limit in Section 4.2, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.
4.5 Restrictions on Vesting. Notwithstanding anything else herein to the contrary, no shares of Common Stock may be granted under this Plan subject to (a) Stock Appreciation Rights, Restricted Stock Awards or Restricted Stock Units granted to Employees under this Plan solely based on continued service of the Employees that become exercisable more rapidly than ratably over a three (3) year period after the Grant Date, except in connection with the death, Disability or Retirement of an Employee or a Change in Control (as provided in Section 16); or (b) Performance Awards granted to Employees under this Plan with a Performance Period of less than one year, except in connection with the death or Disability of an Employee or a Change in Control (as provided in Section 16).
5. Participation.
Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.

6. Options.
6.1 Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
6.2 Incentive Award Agreement. Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.
6.3 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).
6.4 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (i) the achievement of one or more of the Performance Goals; or that (ii) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 18, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.
6.5 Payment of Exercise Price.
(a) The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order) or, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.
(b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 15 of this Plan.
(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.
6.6 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.
7. Stock Appreciation Rights.
7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
7.2 Incentive Award Agreement. Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
7.3 Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.
7.4 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right maybe exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 18, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.
7.5 Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.
7.6 Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by
(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.
7.7 Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.
8. Restricted Stock Awards and Restricted Stock Units.
8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.
8.2 Incentive Award Agreement. Each Restricted Stock Award or Restricted Stock Unit grant will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.
8.3 Conditions and Restrictions. The Committee will impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

8.4 Rights as a Stockholder. Except as provided in Sections 8.1, 8.5, 8.6 and 17.3 of this Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any Restricted Stock Units granted hereunder.
8.5 Dividends and Distributions.
(a) Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or other distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.
(b) Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Unit at the time of grant or at any time after the grant of the Restricted Stock Unit), any Restricted Stock Unit shall carry with it a right to “dividend equivalents.” Such right entitles the Participant to be credited with an amount equal to all dividends or other distributions paid on one share of Common Stock while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units and in all cases will be subject to the same conditions and restrictions as the Restricted Stock Units to which they relate.
(c) Any dividends or dividend equivalents distributed under the Plan shall not be applied against the number of shares available for Awards.
8.6 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.
8.7 Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8 or Section 18, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.
8.8 Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.
9. Performance Awards.
9.1 Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.
9.2 Incentive Award Agreement. Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
9.3 Vesting. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.
9.4 Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth day of the third month immediately following the later of the end of the Company’s fiscal year in which the performance period ends or the end of the calendar year in which the performance period ends, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.
10. Non-Employee Director Awards.
10.1 Automatic and Non-Discretionary Awards to Non-Employee Directors. The Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, except as otherwise provided in this Section 10, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.
10.2 Shares in Lieu of Director Fees. A Non-Employee Director may elect to receive shares of Common Stock in lieu of Director Fees by giving written notice of such election to the Company in a form approved by the Committee. Such an election shall be effective with respect to any such Director Fees payable commencing with the next calendar quarter following the date of the election. An election to receive payment of Director Fees in the form of shares of Common Stock may be revoked only by a subsequent election to receive payment of Director Fees in cash or to defer such Director Fees pursuant to Section 10.3. Such an election shall be effective with respect to Director Fees payable commencing with the next calendar quarter following the date of the election. The number of shares of Common Stock to be paid to a Non-Employee Director pursuant to this Section 10.2 shall be determined by dividing the amount of Director Fees payable by the Fair Market Value of the Common Stock on the date such Director Fees would have been paid in cash but for the Participant’s election to receive payment of such Director Fees in the form of Common Stock. The amount of any fractional share shall be paid in cash.
10.3 Deferral of Incentive Award Payment. The Committee may permit a Non-Employee Director the opportunity to defer the grant or payment of an Incentive Award pursuant to such terms and conditions as the Committee may prescribe from time to time.
10.4 Composition of Committee. For purposes of this Section 10, all references to “Committee” in this Section 10 will mean a Committee that consists solely of Directors who are “independent directors” as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).
11. Other Stock-Based Awards and Cash-Based Awards.
11.1 Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Incentive Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares.

11.2 Cash-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
11.3 Value of Other Stock-Based Awards and Cash-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. Each Cash-Based Award will specify a payment amount or payment range as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award or Cash-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Incentive Awards, the number or value of Other Stock-Based Awards or Cash-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.
11.4 Payment of Other Stock-Based Awards and Cash-Based Awards. Payment, if any, with respect to an Other Stock-Based Award Cash-Based Award will be made in accordance with the terms of the Incentive Award, in cash or shares of Common Stock for any Other Stock-Based Award and in cash for any Cash-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award or Cash-Based Award under a Company deferred compensation plan or arrangement.
12. Performance Goals.
12.1 Certification of Payment. Before any payment is made in connection with any Incentive Award, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to such Incentive Award have been achieved.
12.2 Evaluation of Performance. The Committee may provide in any such Incentive Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; or (s) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.
12.3 Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals, Performance Measures or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 4.4(a) or 12.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on Participants under this Plan.
13. Dividend Equivalents.
Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards, the vesting of which is based on the achievement of Performance Goals. Any dividend equivalents distributed under the Plan shall not be applied against the number of shares available for Awards.

14. Effect of Termination of Employment or Other Service.
14.1 Termination Due to Death or Disability. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 14.4 and 14.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:
(a) All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will become immediately exercisable and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);
(b) All outstanding Restricted Stock Awards held by the Participant as of the effective date of such termination will become fully vested; and
(c) All outstanding but unvested Restricted Stock Units, Performance Awards, Other Stock-Based Awards and Cash-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Section 14.6 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.
14.2 Termination Due to Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 14.4 and 14.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement (other than with respect to a Non-Employee Director):
(a) All outstanding Options (excluding Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such Retirement will be unaffected by such Retirement, and will continue to be subject to Sections 6 and 7 of this Plan, including vesting, exercisability and expiration requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded;
(b) All outstanding Restricted Stock Awards held by the Participant as of the effective date of such Retirement will be unaffected by such Retirement, and will continue to be subject to Section 8 of this Plan, including vesting requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded; and
(c) All outstanding but unvested Restricted Stock Units, Performance Awards, Other Stock-Based Awards and Cash-Based Awards held by the Participant as of the effective date of such Retirement will be unaffected by such Retirement, and will continue to be subject to Sections 8, 9 and 11 of this Plan, including vesting requirements, except that any requirement to remain in continuous employment or service with the Company shall be disregarded; provided, however, that with respect to any such Incentive Awards the vesting or payment amount of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of Retirement prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee shall cause shares of Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered or payment amount determined for partial fiscal years.
14.3 Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 14.4 and 14.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement:

(a) All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited.
(b) All Restricted Stock Awards held by the Participant as of the effective date of such termination that have not vested as of such termination will be terminated and forfeited; and
(c) All outstanding unvested Restricted Stock Units, Performance Awards, Other Stock-Based Awards and Cash-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited.
14.4 Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 14, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Awards, Non-Employee Director Awards, Other Stock-Based Awards and Cash-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; (b) the Committee taking any such action relating to Non-Employee Director Awards will consist solely of “independent directors” as defined in the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted); and (c) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 14.6, 16 or 20).
14.5 Determination of Termination of Employment or Other Service.
(a) The change in a Participant’s status from that of an Employee to that of a Consultant will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.
(b) The change in a Participant’s status from that of a Consultant to that of an Employee will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a Consultant, and such Participant will thereafter be deemed to be an Employee until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a) above).
(c) Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.
(d) Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.
14.6 Additional Forfeiture Events.
(a) Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 14.6, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 14.6(a) will not apply to any Participant following a Change in Control.
(b) Forfeiture of Incentive Awards. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award agreement.
15. Payment of Withholding Taxes.
15.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment related tax requirements attributable to an Incentive Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. When withholding for taxes is effected under this Plan, it shall be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.
15.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 15.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.
16. Change in Control.
16.1 Change in Control. For purposes of this Section 16, a “Change in Control” of the Company will mean (a) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change in Control, (b) during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof, (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and Directors retain their positions with the Company (and constitute at least a majority of the Board) and such merger or consolidation is consummated, or (d) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.
16.2 Good Reason. For purposes of this Section 16, with respect to any Participant, “Good Reason” will be defined as set forth in any individual agreement applicable to such Participant or, in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason will mean any refusal to accept:
(a) a material diminution in the Participant’s base compensation, which for purposes of this Plan will mean a reduction of 10% or more in the Participant’s salary plus target bonus;
(b) discontinuation of eligibility to participate in a material long-term cash or equity award or equity-based grant program (or in a comparable substitute program) in which other Participants at a comparable level are generally eligible to participate;
(c) any material diminution of authority, duties or responsibilities, including any change in the authority, duties or responsibilities of the Participant that is inconsistent in any material and adverse respect with the Participant’s then-current position(s), authority, duties and responsibilities with the Company or any Subsidiary; provided, however, that “Good Reason” will not be deemed to exist pursuant to this clause (c) solely on account of the Company no longer being a publicly traded entity or solely on account of a change in the reporting relationship of the Participant; or
(d) a material adverse change in the geographic location at which the Company requires the Participant to be based as compared to the location where the Participant was based immediately prior to the change, which for purposes of this Plan will mean:
(i) a relocation that results in an increase in the commuting distance from the Participant’s principal residence to his or her new job location of more than 50 miles, or
(ii) a relocation that requires the Participant to relocate his or her principal residence; provided, however, that no Incentive Award will be cashed out upon a Participant’s termination of employment or service on account of the occurrence of a Good Reason event or circumstance as defined under the terms of any individual agreement applicable to such Participant or as defined in this Section 16.2 if such termination must be an “involuntary separation from service”, unless the event or circumstances constituting Good Reason also constitute “good reason” as determined under Section 409A of the Code. The payment of any other Incentive Awards in the event of a Participant’s termination of employment or service for Good Reason will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.
Notwithstanding the foregoing, however, “Good Reason” will not be deemed to exist as a result of any of the actions stated in clauses (a) or (b) above to the extent that such actions are in connection with an across-the-board change or termination that equally affects at least ninety percent (90%) of all Participants. An act or omission will not constitute a “Good Reason” unless the Participant gives written notice to the Company of the existence of such act or omission within ninety (90) days of its initial existence, the Company fails to cure the act or omission within thirty (30) days after the notification, and actual termination of employment or services occurs within two (2) years of the initial existence of the act or omission.
16.3 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.4 of this Plan, if a Change in Control of the Company occurs, the following provisions will apply:
(a) If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such acquiring corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Incentive Awards or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (b) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (c) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of

Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.
(b) If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all such Incentive Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan or its successor.
(c) If (i) a Participant’s employment or other service with the Company and all Subsidiaries is terminated (A) without Cause or Adverse Action or (B) by the Participant for Good Reason, in either case within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (x) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; (y) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (z) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the termination of the Participant’s employment or service with the Company and all Subsidiaries following a Change in Control unless such termination also constitutes a “separation from service” and unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Participant’s termination of employment or service with the Company and all Subsidiaries following a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.
(d) If (i) a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause or Adverse Action within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind.
16.4 Limitation on Change in Control Payments. Notwithstanding anything in Section 16.3 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 16.3 (which acceleration could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 16.3 will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order: (i) options with an exercise price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Incentive Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Incentive Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 16.4 will not apply and any “payments” to a Participant pursuant to Section 16.3 will be treated as “payments” arising under such separate agreement; provided such separate agreement may not modify the time or form of payment under any Incentive Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Incentive Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

17. Rights of Eligible Recipients and Participants; Transferability.
17.1 Employment. Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.
17.2 No Rights to Awards. No Participant or Eligible Individual will have any claim to be granted any Incentive Award under this Plan.
17.3 Rights as a Stockholder. Except as otherwise provided herein, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares.
17.4 Restrictions on Transfer.
(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.
(b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 14 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 14 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.
(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
17.5 Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board or Chief Executive Officer to adopt such additional or other compensation arrangements as the Board or Chief Executive Officer may deem necessary or desirable, provided no Director or person who is subject to the reporting and liability provisions of Section 16 under the Exchange Act may participate in any such additional or other compensation arrangement.
18. Securities Law and Other Restrictions.
Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state jurisdiction or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
19. Deferred Compensation; Compliance with Section 409A.
(a) It is intended that all Incentive Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code.
(b) Notwithstanding anything in this Section 19 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, (i) no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Section 409A of the Code; (ii) if any amount is payable under such Incentive Award upon a termination of employment or service, a termination of employment or service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iv) if any amount is payable under such Incentive Award on account of the occurrence of a Change of Control, a Change of Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Section 409A of the Code, and (v) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death.
20. Amendment, Modification and Termination.
20.1 Generally. Subject to other subsections of this Section 20 and Section 3.4 the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Incentive Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Incentive Award. The Committee’s power and authority to amend or modify the terms of an outstanding Incentive Award includes the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. The Committee will not have the authority to waive, lapse or accelerate the exercisability or vesting of any Incentive Award held by any Participant who is an Employee, except in connection with the death, Disability or Retirement of the Participant or a Change in Control (as provided in Section 16).
20.2 Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, and applicable U.S. federal laws or regulations; or (b) such amendment would: (i) modify Section 3.4; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) modify the eligibility requirements for Participants in this Plan; or (v) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3.
20.3 Incentive Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.4, 4.4, 12.5, 14, 16, 19 or 20.4 of this Plan.
20.4 Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an

Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to any Incentive Award granted under this Plan without further consideration or action.
20.5 Non-Employee Director Awards. Notwithstanding any other provision of this Plan to the contrary, no action may be taken with respect to any outstanding Non-Employee Director Award other than by the Committee, which for such actions will consist solely of “independent directors” as defined in the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).
21. Effective Date and Duration of this Plan.
21.1 Effective Date. The Plan shall be effective as of the Effective Date. After stockholder approval of the Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.
21.2 Term of the Plan. No Incentive Award shall be granted under the Plan, and the Plan shall terminate on the tenth anniversary of the Effective Date of the Plan or any earlier date of discontinuation or termination established pursuant to Section 20 of the Plan; provided, however, that no Performance Award shall be made under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Incentive Award Agreement, any Incentive Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.
22. Miscellaneous.
22.1 Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.
22.2 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.
22.3 Relationship to Other Benefits. No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.
22.4 Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.
22.5 Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Wisconsin, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise provided in an Incentive Award Agreement, recipients of an Incentive Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Wisconsin to resolve any and all issues that may arise out of or relate to this Plan or any related Incentive Award Agreement.
22.6 Successors. All obligations of the Company under this Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.7 Construction. Wherever possible, each provision of this Plan and any Incentive Award Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Plan or any Incentive Award Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.
22.8 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CITIZENS COMMUNITY BANCORP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 15, 2026.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

Please mark your votes like this ☒

1. Election of Directors

   (1) Michael Conner
   (2) Francis Felber
   (3) Nicholas Amundsen

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and Strike a line through that nominee’s name in the list above)

2. To approve the 2026 Omnibus Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Mark here if you plan to attend the meeting. ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2026.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

The proxy statement and our 2025 Annual Report to Stockholders are available at https://www.cstproxy.com/ccf/2026

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc. to execution of this proxy of the Notice of Annual Meeting, the Proxy Statement for the 2026 Annual Meeting and the 2025 Annual Report to Shareholders.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CITIZENS COMMUNITY BANCORP, INC.

The undersigned hereby appoints Stephen M. Bianchi and James S. Broucek, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders ("Annual Meeting"), to be held at the Holiday Inn Eau Claire South at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, June 16, 2026, at 4:00 p.m. local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" each of the nominees listed in Proposal 1, and "FOR" Proposals 2 - 4.

Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy (submitted through the mail) relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL 1, AND IN FAVOR OF PROPOSALS 2 – 4.

(Continued and to be marked, dated and signed on the other side)

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

401(K) PLAN VOTE AUTHORIZATION CITIZENS COMMUNITY BANCORP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 8, 2026.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

Please mark your votes like this ☒

1. Election of Directors

   (1) Michael Conner
   (2) Francis Felber
   (3) Nicholas Amundsen

   FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT ☐

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and Strike a line through that nominee's name in the list above)

2. To approve the 2026 Omnibus Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve a non-binding advisory proposal on executive compensation. FOR ☐ AGAINST ☐ ABSTAIN ☐

Mark here if you plan to attend the meeting. ☐

CONTROL NUMBER

Signature________________________________ Signature, if held jointly________________________________ Date___________2026.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

The proxy statement and our 2025 Annual Report to Stockholders are available at https://www.cstproxy.com/ccf/2026

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc. prior to execution of this proxy of the Notice of Annual Meeting, the Proxy Statement for the 2026 Annual Meeting and the 2025 Annual Report to Shareholders.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONFIDENTIAL - 401(K) PLAN VOTE AUTHORIZATION
CITIZENS COMMUNITY BANCORP, INC.

The undersigned hereby appoints Stephen M. Bianchi and James S. Broucek, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders ("Annual Meeting"), to be held at the Holiday Inn Eau Claire South at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, June 16, 2026, at 4:00 p.m. local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" each of the nominees listed in Proposal 1, and "FOR" Proposals 2 - 4.

Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy (submitted through the mail) relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL 1, AND IN FAVOR OF PROPOSALS 2 - 4.

(Continued and to be marked, dated and signed on the other side)